UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Sky Harbour Group Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SKY HARBOUR GROUP CORPORATION
136 Tower Road, Suite 205
Westchester County Airport
White Plains, NY 10604
April 30, 2026
To the Stockholders of Sky Harbour Group Corporation:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Sky Harbour Group Corporation, a Delaware corporation (the “Company”, “we,” “us,” or “our”) to be held on Thursday, June 18, 2026, at 10:30 a.m. Eastern Time. The Annual Meeting will be held at our corporate offices located at Conference Room 2, Terminal M, 136 Tower Road, Westchester County Airport, White Plains, New York 10604.
We have elected to take advantage of rules adopted by the Securities and Exchange Commission that allow companies to furnish proxy materials to their stockholders by providing notice of and access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a Notice of Internet Availability of Proxy Materials, or Notice, with instructions on how they may access and review our proxy materials and our Annual Report on Form 10-K for the fiscal year that ended on December 31, 2025, on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mail copy of our proxy materials, please follow the instructions for requesting the materials in the Notice that is being sent to you.
Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. We encourage you to read this information carefully.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone, or by mailing a proxy card. Voting over the Internet, by telephone, or by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. We urge you to read the accompanying material regarding the matters to be voted on at the meeting and to submit your voting instructions using one of these voting options.
Thank you for your ongoing support of Sky Harbour Group Corporation.

Very truly yours,

/s/ Tal Keinan Tal Keinan Chairman of the Board and Chief Executive Officer

SKY HARBOUR GROUP CORPORATION
136 Tower Road, Suite 205
Westchester County Airport
White Plains, NY 10604
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 18, 2026
To the Stockholders of Sky Harbour Group Corporation:
The annual meeting of stockholders (the “Annual Meeting”) of Sky Harbour Group Corporation, a Delaware corporation (the “Company,” “we,” “us,” or “our”), will be held on Thursday, June 18, 2026, at 10:30 a.m. Eastern Time. The Annual Meeting will be held at our corporate offices located at Conference Room 2, Terminal M, 136 Tower Road, Westchester County Airport, White Plains, New York. The purpose of the meeting is to consider and vote on the following matters:
1.
the election of seven directors to the Company’s board of directors (the “Board”), each to serve until the 2027 annual meeting of stockholders or until such directors’ successors have been duly elected and qualified;

2.
the approval of Amendment No. 1 to the Sky Harbour Group Corporation 2022 Incentive Award Plan (the “Incentive Plan”) to increase the number of shares reserved for issuance thereunder from 6,162,937 to 7,662,937 shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”);

3.	the ratification of the Audit Committee’s appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026;
4.	the approval, on a non-binding advisory basis, of the compensation of our named executive officers;
5.	the approval, on a non-binding advisory basis, of the frequency of holding an advisory vote to approve the compensation of our named executive officers; and
6.	any other business properly brought before the meeting.
The Board recommends that you vote “FOR” the election of each of the nominees listed in the accompanying proxy statement, “FOR” the approval of Amendment No. 1 to the Incentive Plan, “FOR” the ratification of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, “FOR” the approval of the compensation of our named executive officers and for holding an advisory vote to approve the compensation of our named executive officers every “THREE YEARS.”
Holders of record of shares of our Class A Common Stock and shares of our Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) at the close of business on April 21, 2026 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone, or by mailing a proxy card. Voting over the Internet, by telephone, or by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend in person.
Beginning on or about April 30, 2026, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) will be mailed to our stockholders of record as of the Record Date. In addition, the proxy statement, the accompanying proxy card or voting instruction form, and our 2025 Annual Report to Stockholders (the “2025 Annual Report”) are available at www.proxyvote.com. As more fully described in the Notice of Internet Availability, all stockholders may choose to access these materials online or may request printed or emailed copies.

If you have any questions regarding this information or the proxy materials, please visit the investor relations page of our website at www.skyharbour.group or contact our investor relations department at investors@skyharbour.group.

By Order of the Board of Directors,
/s/ Gerald Adler
Gerald Adler, Secretary
April 30, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 18, 2026: The proxy statement and our 2025 Annual Report to Stockholders are available at www.proxyvote.com. Whether or not you expect to attend the meeting in person, please vote by the Internet or telephone, or request a paper proxy card to sign, date, and return by mail so that your shares may be voted. A prompt response is helpful, and your cooperation is appreciated.

i

SKY HARBOUR GROUP CORPORATION

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We have prepared these materials for our 2026 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting is scheduled to be held on Thursday, June 18, 2026, at 10:30 a.m. Eastern Time, and will be held at our corporate offices located at Conference Room 2, Terminal M, 136 Tower Road, Westchester County Airport, White Plains, New York 10604. You are invited to attend and are requested to vote on the proposals described in this Proxy Statement.
What is included in these proxy materials?
•	The Notice of 2026 Annual Meeting of Stockholders;
•	This proxy statement (the “Proxy Statement”); and
•	The 2025 Annual Report to Stockholders (the “2025 Annual Report”).
If you requested printed versions by mail, you will also receive a proxy card or voting instruction form.
When are this Proxy Statement and the accompanying materials scheduled to be sent to stockholders?
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 30, 2026, we sent you a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”).
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, the proxy materials, including the Notice of 2026 Annual Meeting of Stockholders (the “Notice of Annual Meeting”), this Proxy Statement and proxy card or, for shares held in street name (held for your account by a broker or other nominee), voting instruction form, and our 2025 Annual Report (collectively, the “Proxy Materials”), are available to stockholders on the Internet. We believe electronic delivery will expedite the receipt of materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Accordingly, we have sent a Notice of Internet Availability to stockholders of record and beneficial owners of our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) as of April 21, 2026, the record date for the Annual Meeting (the “Record Date”). We have also provided a Notice of Internet Availability to holders of our warrants to purchase shares of our Class A common stock as of the Record Date.
The Notice of Internet Availability provides instructions as to how stockholders may access and review the Proxy Materials on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a printed set of the Proxy Materials, including a proxy card, be sent to them by mail. The Notice of Internet Availability also provides voting instructions. In addition, stockholders of record may request to receive the Proxy Materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that while our Proxy Materials are available at the website referenced in the Notice of Internet Availability and our Notice of Annual Meeting, Proxy Statement, and 2025 Annual Report are available on our website; no other information contained on either website is incorporated by reference in or considered to be a part of this Proxy Statement. Warrant holders will have access to the Proxy Statement and 2025 Annual Report, but will not be entitled to vote.

What am I voting on?
There are five matters scheduled for a vote:
1.
The election of seven directors to the Board of Directors (“Board”), each to serve until the 2027 annual meeting of stockholders (the “2027 Annual Meeting”) or until such directors’ successors have been duly elected and qualified.

2.
The approval of Amendment No. 1 to the Sky Harbour Group Corporation 2022 Incentive Award Plan (the “Incentive Plan”) to increase the number of shares reserved for issuance thereunder from 6,162,937 to 7,662,937 shares of Class A Common Stock.

3.	The ratification of the Audit Committee’s appointment of EisnerAmper LLP (“EA”) as the Company’s independent registered public accounting firm for the year ending December 31, 2026.
4.	To approve, on a non-binding advisory basis, the compensation of our named executive officers; and
5.	To approve, on a non-binding advisory basis, the frequency of holding an advisory vote to approve the compensation of our named executive officers.
What is the recommendation of the Board on each of the matters scheduled to be voted on at the Annual Meeting?
The Board recommends that you vote:
•	“FOR” each of the nominees to the Board;
•	“FOR” the approval of Amendment No. 1 to the Incentive Plan;
•	“FOR” the ratification of the appointment of EA as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
•	“FOR” the approval of the compensation of our named executive officers; and
•	for holding an advisory vote to approve the compensation of our named executive officers every “THREE YEARS.”
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date, April 21, 2026, will be entitled to vote at the Annual Meeting. On the Record Date, there were 34,443,484 shares of the Company’s Class A Common Stock and 42,046,356 shares of the Company’s Class B Common Stock outstanding. The holders of our Class A Common Stock have the right to one vote for each share of Class A Common Stock they held as of the Record Date, and the holders of our Class B Common Stock have the right to one vote for each share of Class B Common Stock they held as of the Record Date. The holders of our Class A Common Stock and Class B Common Stock are voting as a single class on all matters presented at the Annual Meeting.
Stockholders of Record. If shares of our Common Stock are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares of Common Stock, and the Proxy Materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders. If shares of our Common Stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares of Common Stock that are held in “street name,” and the Proxy Materials were forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to those shares of Common Stock. As the beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting.
Warrant holders will have access to the Proxy Statement and 2025 Annual Report, but will not be entitled to vote.

How do I vote?
Stockholder of Record: Shares Registered in Your Name
Stockholders of record may vote over the Internet, by telephone, or by mail as described below. Stockholders also may attend the Annual Meeting and vote in person. The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting in person, we encourage you to vote your shares before the Annual Meeting over the Internet, by phone, or by mail.
•
You may vote over the Internet by logging in at www.proxyvote.com and following the instructions for Internet voting on the proxy card or on the instructions that accompanied your Proxy Materials. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 17, 2026. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

•
You may vote by telephone by dialing 1-800-690-6903 and following the instructions for voting by phone on the proxy card mailed to you. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 17, 2026. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

•	If you received printed Proxy Materials, you may vote by completing, signing, and dating the enclosed proxy card and returning it in the envelope provided.
•	You may vote by written ballot at the Annual Meeting. To vote in person, come to the Annual Meeting with photo identification, and we will provide you with a ballot when you arrive.
Street Name Stockholder: Shares Registered in the Name of a Broker or Bank
As a street name stockholder, you have the right to direct your broker, bank, or other nominee regarding how to vote the shares in your account by following the instructions provided by your broker, bank, or other nominee. You are also invited to attend the Annual Meeting. The Proxy Materials you receive from your broker, bank, or other nominee will include your unique control number.
What if I return a proxy card but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the recommendations of our Board stated above, namely: (i) “FOR” the election of all seven of our director nominees to serve until the 2027 Annual Meeting; (ii) “FOR” the approval of Amendment No. 1 to the Incentive Plan; (iii) “FOR” the ratification of the appointment of EA as our independent registered public accounting firm for the fiscal year ending December 31, 2026; (iv) “FOR” the approval of the compensation of our named executive officers; and (v) for holding an advisory vote to approve the compensation of our named executive officers every “THREE YEARS.” However, if you are a street name stockholder, you must provide voting instructions to your broker, bank, or other nominee in accordance with their instructions in order for your shares to be properly voted. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using their best judgment.
Could other matters be decided at the Annual Meeting?
As of the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
What does it mean if I receive more than one set of Proxy Materials?
If you receive more than one set of Proxy Materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the Proxy Materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. A stockholder of record may revoke a proxy in any one of three ways:
•	You may submit another properly completed proxy card with a later date;
•
You may send a written notice that you are revoking your proxy to Sky Harbour Group Corporation, 136 Tower Road, Suite 205, Westchester County Airport, White Plains, New York 10604, Attention: Corporate Secretary; or

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.
If you are a street name stockholder, you must contact your bank, broker, or other nominee in order to find out how to change your vote.
Who will solicit proxies on behalf of our Board?
Proxies may be solicited on behalf of our Board by our directors and employees. In addition to these mailed Proxy Materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. We may reimburse brokerage firms, banks, and other agents for the cost of forwarding Proxy Materials to street name stockholders.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date are present or represented by proxy. Abstentions and broker non-votes will be counted towards the quorum requirement.
What is a “broker non-vote”?
A broker non-vote occurs when shares held through a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at its discretion on a non-routine proposal. The rules of the New York Stock Exchange (“NYSE”) determine whether matters presented at the Annual Meeting are “routine” or “non-routine” in nature. Proposal 1 (Election of Directors), Proposal 2 (Amendment No. 1 to the Incentive Award Plan), and Proposal 4 (relating to the compensation of our named executive officers) are considered non-routine matters, and brokers will lack the authority to vote uninstructed shares at their discretion on such proposals. Proposal 3 (Ratification of EisnerAmper LLP) and Proposal 5 (relating to the frequency of voting on the compensation of our Named Executive Officers) are considered routine matters, and as a result brokers will be permitted to exercise their discretionary authority to vote for the ratification of EA as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and for the frequency of voting on the compensation of our Named Executive Officers. We encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.
What is the vote required for each proposal?
•
For Proposal 1, directors are elected by a plurality of the votes properly cast in person or by proxy. This means that nominees receiving the highest number of “FOR” votes will be elected. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum but will not be considered as votes cast for or against this proposal and will therefore have no effect on the outcome of the vote.

•
To be approved, Proposal 2, the approval of Amendment No. 1 to the Incentive Plan, must receive a “FOR” vote from the majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum but will not be considered as votes cast for or against this proposal and will therefore have no effect on the outcome of the vote.

•
To be approved, Proposal 3, the ratification of EA as our independent registered public accounting firm for the fiscal year ending December 31, 2026, must receive a “FOR” vote from the majority of the votes cast at the Annual Meeting. Abstentions will be counted as present for purposes of determining the presence of a quorum but will not be considered as votes cast for or against this proposal and will therefore have no effect on the outcome of the vote.

•
To be approved on a non-binding advisory basis, Proposal 4, relating to the compensation of our Named Executive Officers, must receive a “FOR” vote from the majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum but will not be considered as votes cast for or against this proposal and will therefore have no effect on the outcome of the vote.

•
If no frequency receives a majority of the votes cast on Proposal 5, then we will consider the option of every one year, two years, or three years that receives the highest number of votes cast to be the frequency recommended by stockholders for such proposal. Abstentions will be counted as present for purposes of determining the presence of a quorum but will not be considered as votes cast for or against this proposal and will therefore have no effect on the outcome of the vote.

How will my shares be voted if I mark “Abstain” on my proxy card?
We will count a properly executed proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but the shares represented by that proxy card will not be voted at the Annual Meeting for the proposals so marked.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be available in a Current Report on Form 8-K filed with the SEC within four business days after the end of the Annual Meeting.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Directors And Executive Officers
Our directors and executive officers, and certain information about each of them as of March 31, 2026, are set forth below.

Name	Age	Position(s)
Tal Keinan	56	Chair and Chief Executive Officer
Francisco X. Gonzalez	58	Chief Financial Officer
Michael W. Schmitt	40	Chief Accounting Officer
Gerald Adler	68	General Counsel and Corporate Secretary
Alethia Nancoo	57	Director
Alex B. Rozek	47	Director
Lysa Leiponis	61	Director
Nick Wellmon	37	Director
Jordan Moelis	38	Director
Jody Gessow	68	Director

Executive Officers
Tal Keinan. Tal Keinan has served as our Chairman of the Board and Chief Executive Officer since the closing of the business combination (the “Yellowstone Transaction”) on January 25, 2022. The Yellowstone Transaction represents the transactions contemplated by the Equity Purchase Agreement, dated as of August 1, 2021 (the “Equity Purchase Agreement”), between Yellowstone Acquisition Corp (“YAC”) and Sky Harbour LLC, a Delaware limited liability company (“Sky”), as a result of which Sky became a subsidiary of the Company. Mr. Keinan assembled and has led the Sky team since its inception in October 2017. Mr. Keinan has served as Co-Founder and Executive Chairman of Clarity Capital KCPS Ltd., a global asset-management firm, since September 2005. He has served as the chairman of Koret Israel Economic Development Funds, Israel’s largest nonprofit lender to small and micro businesses, since 2010, and as a director of Azrieli Data Centers LLC since January 2025. Mr. Keinan is a veteran of the Israel Air Force, where he served for eighteen years as an operational F-16 pilot and an air combat instructor, retiring with the rank of Lieutenant Colonel. He remains a licensed commercial pilot. Mr. Keinan holds an MBA from Harvard Business School and is a graduate of the Israel Air Force Academy. Mr. Keinan designated himself to be a nominee to our Board pursuant to the Stockholders Agreement described below (see “Directors, Executive Officers and Corporate Governance – Stockholders’ Agreement”). We believe Mr. Keinan is qualified to serve on our Board because of his significant industry experience and deep knowledge of our Company.
Francisco X. Gonzalez. Francisco X. Gonzalez has served as our Chief Financial Officer since the closing of the Yellowstone Transaction. Mr. Gonzalez began his role as the Chief Financial Officer of Sky on July 1, 2021. Mr. Gonzalez oversees all financial, capital markets, treasury, tax, and accounting functions for the Company. During his previous positions at Goldman Sachs & Co. LLC (“Goldman Sachs”) from 1989 to 1991 and 1993 until 2010, at RBC Capital Markets from 2010 until 2016, and at Fortress Investment Group from 2017 until 2018, Mr. Gonzalez led or was involved in numerous municipal bond financings, interest rate swaps and public private partnerships for infrastructure and municipal clients, with an emphasis in transportation related projects. He served as a managing director at LSN Partners/LSN Global Projects (“LSN”), a boutique infrastructure advisory firm, since June 2018. Mr. Gonzalez, who resigned from LSN upon becoming Sky’s Chief Financial Officer, has an ongoing consulting relationship with LSN as a Senior Advisor and continues to receive payments for such consulting services. Mr. Gonzalez does not receive any payments from LSN with respect to any continuing services rendered by LSN to Sky. Mr. Gonzalez holds a BA in Economics from Harvard College and an MBA from Harvard Business School.
Michael W. Schmitt. Michael W. Schmitt has served as our Chief Accounting Officer since the closing of the Yellowstone Transaction. Mr. Schmitt has over 15 years of accounting and audit experience, most recently at PricewaterhouseCoopers LLP (“PwC”), where he held roles of increasing responsibility within the firm’s audit practice since 2012. While at PwC, Mr. Schmitt most recently served as an Assurance Director from July 2021 to January 2022 and as an Assurance Senior Manager from July 2019 until June 2021. During Mr. Schmitt’s time at PwC, he served clients primarily in the transportation, travel, and logistics industries, including airlines, aircraft leasing and finance companies, and other multibillion-dollar SEC registrants in the consumer and industrial sectors.

Mr. Schmitt holds a BS in Accountancy from Bryant University and is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants.
Gerald Adler. Gerald Adler has served as our Interim General Counsel and Corporate Secretary since the closing of the Yellowstone Transaction. Mr. Adler has over 35 years of experience practicing corporate law. Before joining the Company, Mr. Adler operated a solo practice in 2020, where he advised businesses, start-ups, and venture capital and private equity firms on general corporate and commercial law matters, including mergers, acquisitions, financings, capital raises, restructuring, employment matters, and commercial licenses and agreements. He previously served as Chief Operating Officer and General Counsel of Paine Schwartz Partners, LLC, a private equity firm specializing in sustainable food chain investing, from 2012 until 2019, and served as a Partner in the Corporate and Securities groups of Friedman Kaplan Seiler & Adelman, LLP from 2008 until 2011, Dechert, LLP from 2005 until 2007 and Swidler Berlin Shereff Friedman from 1989 until 2004. Mr. Adler holds a BA in Economics from Yeshiva University and a JD from the Columbia University School of Law. He is admitted to practice law in New York and is a member of the New York City Bar Association.
Non-Employee Directors
Alethia Nancoo. Alethia Nancoo has served as a member of our Board since the closing of the Yellowstone Transaction. Ms. Nancoo is the Global Head of Transportation Infrastructure Finance at Squire Patton Boggs (US) LLP and is a former member of the firm’s Global Board. As a partner in the Public & Infrastructure Finance practice group, her practice focuses on public, private, and project debt finance, with particular emphasis on capital markets, infrastructure construction, airports, toll roads and surface transportation, mixed-use multifamily housing, and water and sewer utilities. Ms. Nancoo previously served on the board of directors of the District of Columbia Water and Sewer Authority, where she was a member of the Finance and Governance Committees, and on the Executive Committee of the District of Columbia Chamber of Commerce. She was recognized as one of Forbes’ America’s Top 200 Lawyers in 2024, one of Law360’s 2023 Project Finance MVPs, a Diversity, Equity & Inclusion Champion in Corporate Counsel magazine’s 2021 Women, Influence & Power in Law awards, and in the Washington Business Journal’s 2020 Minority Business Leader Awards. She is also a Fellow of the American College of Bond Counsel. Ms. Nancoo holds a B.A. in Psychology from the University of Maryland, a master’s degree in education from the University of Maryland, and a J.D. from the University of Wisconsin Law School. Ms. Nancoo was designated as a nominee to our Board by Mr. Keinan pursuant to the Stockholders Agreement described below (see “Directors, Executive Officers and Corporate Governance – Stockholders’ Agreement”). We believe Ms. Nancoo is qualified to serve on our Board because of her significant experience in public and private debt finance.
Alex B. Rozek. Alex B. Rozek served as a member of the YAC Board from the time of YAC’s initial public offering in August 2020 until the closing of the Yellowstone Transaction. Mr. Rozek remained as a director of the Company following the Business Combination. Mr. Rozek is currently Founder and CEO of Mac Mountain, a telecommunication infrastructure company, and serves as the Managing Member of Boulderado Partners, LLC, a private investment partnership founded in July 2007. From 2014 to 2024, Mr. Rozek was Co-Chairperson of the Board, Co-Chief Executive Officer, and President of Boston Omaha Corporation (NYSE:BOC). From 2004 to 2007, Mr. Rozek served as an analyst for Water Street Capital and Friedman Billings Ramsey Group. Prior to 2004, he worked for Hunton & Williams and FedEx. Mr. Rozek graduated with a BS in Biology and a Minor in Chemistry from the University of North Carolina at Chapel Hill. Mr. Rozek was designated to be a nominee to our Board by Boston Omaha Corporation pursuant to the Stockholders Agreement described below (see “Directors, Executive Officers and Corporate Governance – Stockholders’ Agreement”). We believe Mr. Rozek is qualified to serve on our Board because of his significant experience as an investor in and operator of private and public infrastructure companies.
Lysa Leiponis. Lysa Leiponis has served as a member of our Board since the closing of the Yellowstone Transaction. From January 2021 through July 2022, Ms. Leiponis served as an Independent Senior Advisor at Ferrovial Airports U.S., where she advised senior executive leadership of one of the world’s leading developers and operators of airport infrastructure and provided counsel on strategic direction and growth strategy for the U.S. market. Since July 2022, Ms. Leiponis has also served as a Board Director and Chair of the Audit and Risk Committee for JFK New Terminal One LLC. Ms. Leiponis has served as Principal and President of LL Aviation Advisors, LLC since February 2020, where she provides critical strategic advisory services to airport leaders, investors, airlines, and other industry stakeholders. Ms. Leiponis has served as a board member on the Critical Infrastructure Strategic Advisory Board of Parsons Corporation since March 2020 and as a member of the board of trustees of the Vaughn College of Aeronautics & Technology from October 2015 to October 2025, where she has also served as Chair of the Audit

Committee from 2019 to October 2025, Chair of the Compensation Committee from 2018 to 2019, Co-chair of the Governance Reform Committee from 2018 to 2019, and member of the Member Plant & Infrastructure and Development Committees from 2015 to 2018. Ms. Leiponis served as the Deputy Airport CEO and General Manager, and as Airport CEO and General Manager of LaGuardia Airport from November 2010 until July 2013 and July 2013 until September 2019, respectively. Ms. Leiponis holds a BS in Accounting from Rutgers University and an MBA from Pace University. Ms. Leiponis was designated to be a nominee to our Board by Mr. Keinan pursuant to the Stockholders Agreement described below (see “Directors, Executive Officers and Corporate Governance – Stockholders’ Agreement”). We believe Ms. Leiponis is qualified to serve on our Board because of her significant industry experience.
Nick Wellmon. Nick Wellmon has served as a member of our Board since the closing of the Yellowstone Transaction. Since January 2020, Mr. Wellmon has served as the Founder and Managing Partner of Due West Partners LLC (“Due West”), a private investment firm/family office that focuses on investments in aerospace & defense, diversified industrials and consumer ventures. Prior to launching Due West, Mr. Wellmon was Director of Finance at Exotic Metals (“Exotic”), a recognized leader in the aerospace and defense industry from February 2016 to January 2020. While at Exotic, Mr. Wellmon controlled the financial and strategic initiatives across the company’s business channels, and in 2019 led the sale of Exotic to Parker Hannifin Corporation. Earlier in his career, Mr. Wellmon was the Corporate Development Manager for eCommerce-startup Julep Beauty from December 2013 to February 2016, where he executed the company’s Series C capital raise led by Andreessen Horowitz and Madrona Venture Group. Mr. Wellmon also has ample experience in the investment banking industry, where he advised middle market companies on mergers, acquisitions and capital raising activities. Mr. Wellmon has also served as a member of the board of Sagatech Avionics since May 2021. Mr. Wellmon holds a BS in Finance from Wake Forest University. Mr. Wellmon was designated to be a nominee to our Board by Due West pursuant to the Stockholders Agreement described below (see “Directors, Executive Officers and Corporate Governance – Stockholders’ Agreement”). We believe Mr. Wellmon is qualified to serve on our Board because of his significant experience in strategically growing companies in our industry.
Jordan Moelis. Jordan Moelis has served as a member of our Board since June 2025. Since September 2024, Mr. Moelis has been the Co-President of Brindle Capital, a single-family office, and since October 2014, Mr. Moelis has been the Founder and Managing Partner of Deep Field Asset Management, a diversified investment firm. Additionally, since March 2021, Mr. Moelis has served as Managing Partner of Center Capital Partners, a real estate private equity firm, and since October 2025 as a Managing Director of Clara Partners Management, a private equity firm focused on the aerospace and defense sectors. Prior to launching Deep Field, Mr. Moelis was a Research Analyst at Serengeti Asset Management, a multi-strategy hedge fund, from September 2010 to April 2014. Mr. Moelis has been a director of Site 20/20, a traffic control technology business, since May 2021, Onamac Industries, an aerospace supplier, since March 2023, and JAKKS Pacific (JAKK: NASDAQ), a toy company, since June 2025. He is also a co-founder and director of Gate 52, a network of independent music venues that was created in October 2020. Mr. Moelis holds a BS in Economics summa cum laude and an MBA from the Wharton School at the University of Pennsylvania. Mr. Moelis was designated to be a nominee to our Board by Center Sky pursuant to the Stockholders Agreement described below (see “Directors, Executive Officers and Corporate Governance – Stockholders’ Agreement”). We believe Mr. Moelis is qualified to serve on our Board because of his significant investment experience and financial expertise.
Jody Gessow. Jody Gessow has served as a member of our Board since January 2026. Mr. Gessow currently serves as the President of Argosy Development. From 2012 to 2019, Mr. Gessow served as a managing partner at DivCore Equity Partners, a real estate investment firm and as senior advisor at Divco West Real Estate Services. From 2007 through 2011, Mr. Gessow was the West Coast Partner and Managing Director of One Equity Partners LLC, the private equity platform of J.P. Morgan Chase & Co. Since January 2020, Mr. Gessow has served on the board of directors of Waterfall Security Solutions, an Israeli private industrial cybersecurity company. Previously, Mr. Gessow served as a member of the board of directors of Quotient Technology, Mandiant Corporation, and the TV Guide Network. Mr. Gessow holds a BBA in Business Administration from Emory University and an MBA from Harvard University. Mr. Gessow was designated to be a nominee to our Board by Mr. Keinan pursuant to the Stockholders Agreement described below (see “Directors, Executive Officers and Corporate Governance – Stockholders’ Agreement”). We believe Mr. Gessow is qualified to serve on our Board because of his significant business experience.

Corporate Governance Profile
We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:
•	the Board is not classified, with each of our directors subject to re-election annually, and we may not classify our Board without stockholder approval;
•	we have a majority voting standard for uncontested director elections;
•
we intend to comply with the corporate governance standards of the NYSE, including having committees of the Board comprised solely of independent directors, except the Compensation Committee, which includes the Chief Executive Officer;

•	a majority of our directors are independent under the listing standards of the NYSE;
•	we have a lead independent director;
•	we anticipate that at least one of our directors will qualify as an “audit committee financial expert,” as defined by the SEC;
•	our stockholders have the ability to amend our bylaws by the affirmative vote of a majority of the outstanding shares of our common stock;
•	we have opted out of the business combination and control share acquisition statutes under the Delaware General Corporation Law (the “DGCL”); and
•	we do not have a stockholder rights plan.
Our directors will stay informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications. Our independent directors will meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.
Director Independence
Under the rules of the NYSE, a director will only qualify as an “independent director” if such person is not an officer or employee of the company or its subsidiaries and such person does not have a relationship, which, in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board, following consultation with our Nominating and Governance Committee, undertook a review of the independence of each director and director nominee and considered whether each director and director nominee has a material relationship with the Company and Sky that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, the Board determined that six of our seven current directors, Messrs. Gessow, Rozek, Wellmon and Moelis, and Mmes. Nancoo and Leiponis are considered “independent” as defined under the listing requirements and rules of the NYSE, and that Messrs. Gessow and Moelis and Mmes. Nancoo and Leiponis are considered independent for purposes of audit committee service under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In making these determinations, the Board considered the current and prior relationships that each non-employee director and director nominee has with the Company and Sky and all other facts and circumstances the Board deemed relevant in determining independence, including the beneficial ownership of the Company’s Common Stock held by each non-employee director and director nominee and the transactions involving them described in the section entitled “Certain Relationships and Related Party Transactions.”
Board Leadership Structure and Role of the Board in Risk Oversight
Our Corporate Governance Guidelines provide our Board with the flexibility to combine the position of Chief Executive Officer with the position of Chairman of the Board in accordance with its determination that utilizing one or the other structure would be in our best interests. Currently, Mr. Keinan serves as Chief Executive Officer and Chairman of the Board. Our Board has determined that combining the roles of Chief Executive Officer and Chairman of the Board is in the best interests of our Company and its stockholders at this time because it promotes unified leadership by Mr. Keinan and allows for a single, clear focus for management to execute the Company’s strategy and business plans.
Our Corporate Governance Guidelines provide that, if the Chairperson of the Board is not an independent director, the Board will annually designate a Lead Independent Director. Though annually designated, the Lead

Independent Director is generally expected to serve in such capacity for more than one year. The Lead Independent Director’s responsibilities include presiding at executive sessions of the independent directors, serving as the focal point of communication to the Board regarding management plans and initiatives, ensuring that the role between Board oversight and management operations is respected, providing the medium for informal dialogue with and between independent directors, allowing for free and open communication within that group and performing other functions as requested by the Board from time to time. The Lead Independent Director may be redesignated at any time by a majority of the independent members of the Board.
Our Chairman of the Board is Tal Keinan. Under the NYSE rules, Mr. Keinan is not an independent director. Thus, the Board has also appointed Lysa Leiponis as our Lead Independent Director. Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
One of the key functions of the Board is informed oversight of our risk management process. The Board administers this oversight function directly, with support from its three standing committees, the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee, each of which addresses risks specific to its respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management are undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines and code of business conduct and ethics, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee will assess and monitor whether any of our compensation policies and programs have the potential to encourage excessive risk-taking.
Anti-Hedging Policy
We have adopted an anti-hedging policy, which is designed to prevent any of our directors, officers, or employees from entering into a transaction in our securities that is designed to hedge the risks of ownership of our securities. The policy specifically prohibits the purchase or sale of puts, calls, options, or other derivative securities based on our securities, as well as prohibits hedging or monetization transactions, such as forward sale contracts, by our directors, officers, or employees.
Insider Trading Policy
Our Board has adopted an insider trading policy, which governs the purchase, sale, and/or other dispositions of our shares by our directors and officers that is reasonably designed to promote compliance with insider trading laws, rules, and regulations and applicable NYSE standards.
Board and Committee Meetings
During the fiscal year ended December 31, 2025, the Board met four times. Directors are expected to attend, in person or by telephone, all Board meetings and meetings of committees on which they serve. All directors attended at least 75% of the aggregate of (i) the total number of Board meetings held during the fiscal year ended December 31, 2025 and (ii) the total number of meetings of the Board’s committees on which he or she served in 2025, in each case only including meetings held while such director was a member of the Board or committee, as applicable.
Stockholder Meeting Attendance
We encourage, but do not require, our directors to attend the annual meeting of stockholders. Two of our directors attended the 2025 annual meeting of stockholders.
Communications with our Board
Stockholders and any interested parties may communicate directly with the independent directors either by writing to the Board, a Board committee, or an individual director at the Company’s principal executive offices or by emailing investors@skyharbour.group. Management receives all letters and emails sent and forwards proper communications to the Board, a Board committee, or an individual director, who facilitates an appropriate response.

Management generally will not forward communications that are primarily solicitations for products or services, matters of a personal nature that are not relevant to stockholders, matters that are of the type that render them improper or irrelevant to the functioning of the Board, or requests for general information about the Company.
Corporate Governance Guidelines
The Board has developed and adopted a set of corporate governance principles to provide the framework within which the Board may conduct its oversight of the business and affairs of the Company. These guidelines reflect the Board’s commitment to monitoring the effectiveness of policy and decision making both at the Board and management level, with a view to enhancing stockholder value over the long term. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to, among other topics, the role of the Board and management, principal responsibilities and duties of the Board, Board structure and composition, Board procedures, Board committees, and Board communication with Company stakeholders. A copy of our Corporate Governance Guidelines can be found on the investor relations page of our website at https://ir.skyharbour.group.
Information Regarding the Board and its Committees
Our Board formed and constituted our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee in January 2022. Our Board may establish other committees to facilitate the management of our business. Our Board and its committees will set schedules for meetings throughout the year and can also act by written consent from time to time, as appropriate. Our Board delegated various responsibilities and authority to its committees as generally described below. The committees regularly report on their activities and actions to the full Board. Each committee of our Board has a written charter approved by our Board. Members will serve on these committees until their resignation or until otherwise determined by our Board. The following table provides membership information for each of such Board committees as of the date of this Proxy Statement:

Name	Audit	Compensation	Nominating and Corporate Governance
Tal Keinan		X	X
Alethia Nancoo		X*	X
Alex B. Rozek		X	X
Lysa Leiponis	X	X	X*
Nick Wellmon		X
Jordan Moelis	X*		X
Jody Gessow	X	X

*	Committee Chair.
Our Board had four meetings and executed two actions by unanimous written consent in the year ended December 31, 2025. All directors attended all meetings.
Board Committees
The standing committees of the Board consist of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition of each committee and the responsibilities of each of the committees are described below. Members will serve on these committees until their resignation or until as otherwise determined by the Board.
Audit Committee
The Audit Committee is composed of Ms. Leiponis and Messrs. Gessow and Moelis, with Mr. Moelis serving as chair of the committee. Mr. Jackson served as Chair of the committee until his resignation effective December 31, 2025. The Board determined that each of the foregoing meets the independence requirements of Rule 10A-3 under the Exchange Act and the applicable listing standards of the NYSE. The Board determined that Mr. Moelis is an “audit committee financial expert” within the meaning of SEC regulations and applicable listing standards of the NYSE. The Audit Committee’s responsibilities include:
•	appointing, approving the compensation of, and assessing the qualifications, performance, and independence of the Company’s independent registered public accounting firm;

•	pre-approving audit and permissible non-audit services, and the terms of such services, to be provided by the Company’s independent registered public accounting firm;
•	reviewing the Company’s policies on risk assessment and risk management;
•
reviewing and discussing with management and the independent registered public accounting firm the Company’s annual and quarterly financial statements and related disclosures, as well as critical accounting policies and practices used by us;

•	reviewing the adequacy of the Company’s internal control over financial reporting;
•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•
recommending, based upon the Audit Committee’s review and discussions with management and the independent registered public accounting firm, whether the Company’s audited financial statements shall be included in the Company’s annual report;

•	monitoring the Company’s compliance with legal and regulatory requirements as they relate to the Company’s financial statements and accounting matters;
•	preparing the Audit Committee Report required by the rules of the SEC to be included in the Company’s annual proxy statement;
•	reviewing all related party transactions for potential conflict of interest situations and approving all such transactions; and
•	reviewing and discussing with management and the Company’s independent registered public accounting firm the Company’s earnings releases and scripts.
Our Audit Committee had six meetings and executed one action by written consent in the year ended December 31, 2025. All Audit Committee members attended all meetings of the Audit Committee.
Compensation Committee
The Compensation Committee is composed of Messrs. Keinan, Gessow, Rozek, and Wellmon, and Mses. Leiponis and Nancoo, with Ms. Nancoo serving as chair of the committee. Walter Jackson served as a member of the Compensation Committee until his resignation effective December 31, 2025. The Company qualifies as a “controlled company” within the meaning of the corporate governance standards of the NYSE. Under these rules, a listed company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements. The Company relies on certain of these exemptions and, as a result, does not have a compensation committee consisting entirely of independent directors. The Board determined that each of Mses. Leiponis and Nancoo and Messrs. Gessow, Jackson, Rozek, and Wellmon is independent under the applicable listing standards of the NYSE. Mr. Keinan does not participate in deliberations and does not vote on matters relating to his own compensation. The Compensation Committee’s responsibilities include:
•	annually reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer;
•
evaluating the performance of the Company’s Chief Executive Officer in light of such corporate goals and objectives and determining and approving the compensation of the Company’s Chief Executive Officer;

•	reviewing and approving the compensation of the Company’s other executive officers;
•	appointing, compensating, and overseeing the work of any compensation consultant, legal counsel, or other advisor retained by the Compensation Committee;
•	conducting the independence assessment outlined in NYSE rules with respect to any compensation consultant, legal counsel, or other advisor retained by the Compensation Committee;
•	annually reviewing and reassessing the adequacy of the committee charter in its compliance with the listing requirements of NYSE;
•	reviewing and establishing the Company’s overall management compensation, philosophy and policy;

•	overseeing and administering the Company’s compensation and similar plans;
•	reviewing and making recommendations to the Board with respect to director compensation; and
•	reviewing and discussing with management the compensation discussion and analysis to be included in the Company’s annual proxy statement or annual report.
The Compensation Committee may form and delegate its authority to subcommittees when appropriate.
As part of the executive compensation process, our Compensation Committee reviewed the extent to which the Company and individual executives, including the Chief Executive Officer, had achieved the performance objectives that had been established by the Compensation Committee in 2025 as well as the recommendations made by the Chief Executive Officer to the Compensation Committee regarding the form and amount of compensation to be paid to each executive officer, other than himself, as well as other factors such as the economic environment including the impact of inflation on our operating results, the form and amount of compensation to be paid and other relevant factors.
Final deliberations and decisions regarding executive compensation were made by the Compensation Committee, and in the case of compensation to be paid to our Chief Executive Officer, without the presence of any of our executive officers.
Our Compensation Committee had two meetings and did not execute any actions by unanimous written consent in the year ended December 31, 2025. All Compensation Committee members, except one, attended all meetings of the Compensation Committee.
Nominating and Corporate Governance Committee
The Company’s Nominating and Corporate Governance Committee is composed of Messrs. Keinan, Moelis, and Rozek and Mses. Leiponis and Nancoo, with Ms. Leiponis serving as chair of the committee. Under NYSE listing standards, as a controlled company, the Company is not required to have a nominating and corporate governance committee comprised entirely of independent directors. While the Company may rely upon this exemption for controlled companies in the future, the Board determined that Mses. Leiponis and Nancoo and Messrs. Moelis and Rozek are independent under the applicable listing standards of the NYSE. The Nominating and Corporate Governance Committee’s responsibilities include:
•	developing and recommending to the Board criteria for Board and committee membership;
•	developing and recommending to the Board best practices and corporate governance principles;
•	developing and recommending to the Board a set of corporate governance guidelines; and
•	reviewing and recommending to the Board the functions, duties, and compositions of the committees of the Board.
Our Nominating and Corporate Governance Committee had two meetings and did not execute any actions by unanimous written consent in the year ended December 31, 2025. All Nominating and Corporate Governance Committee members attended all meetings of the Nominating and Corporate Governance Committee.
Committee Charters
Our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee operate under written charters adopted by the Board. These charters are posted on the “Investor Relations” page of our website, https://ir.skyharbour.group/. The information on our website is not incorporated by reference into this Proxy Statement.
Family Relationships
There are no family relationships among any of our directors or executive officers.
Limitations on Liability and Indemnification of Officers and Directors
Our bylaws limit the liability of our directors and officers to the fullest extent permitted by the DGCL, and we provide them with customary indemnification and advancement, and prepayment of expenses. We have entered into customary indemnification agreements with each of our executive officers and directors that provide them, in general, with customary indemnification in connection with their service to us or on our behalf.

Controlled Company Exception
We qualify as a “controlled company” within the meaning of the corporate governance standards of the NYSE. Under these rules, a listed company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirements that (i) a majority of our Board consist of independent directors, (ii) our Compensation Committee be composed entirely of independent directors and (iii) our Nominating and Corporate Governance Committee be composed entirely of independent directors.
We rely on certain of these exemptions. As a result, we do not have a compensation committee consisting entirely of independent directors and our directors are not nominated or selected solely by our independent directors. We may also rely on the other exemptions so long as we qualify as a controlled company. To the extent we rely on any of these exemptions, holders of Class A Common Stock will not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of the NYSE.
Code of Business Conduct and Ethics for Employees, Executive Officers, and Directors
We have adopted a code of conduct and ethics that applies to our directors, officers, and employees in accordance with applicable federal securities laws, a copy of which is available on the investor relations page of our website at www.skyharbour.group. The Company will make a printed copy of the code of conduct and ethics available without charge to any stockholder who requests. Requests for a printed copy may be directed to: investors@skyharbour.group.
If the Company amends or grants a waiver of one or more of the provisions of the Company’s code of ethics, it intends to satisfy the requirements under Item 5.05 of Item 8-K regarding the disclosure of amendments to or waivers from provisions of our code of ethics that apply to our principal executive officer, principal financial officer and principal accounting officer by posting the required information on the “Investor Relations” page on our website at https://ir.skyharbour.group/. The information on our website is not incorporated by reference into this Proxy Statement.
Director Nomination Procedures
The Nominating and Corporate Governance Committee has the responsibility for reviewing and recommending to the Board candidates for director positions. The Nominating and Corporate Governance Committee will consider nominations made by stockholders. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or whether the recommendation comes from another source. To have a candidate considered by the Nominating and Corporate Governance Committee, a stockholder must submit such stockholder’s recommendation in writing in accordance with the procedures described in the section of this Proxy Statement entitled “Stockholder Nominations and Proposals for the 2027 Annual Meeting of Stockholders” and must include the information specified in our bylaws, including information concerning the nominee and information about the stockholder’s ownership of, and agreements related to, our stock.
Pursuant to the Stockholders’ Agreement, certain of our stockholders collectively have the right to designate up to seven of our directors (see “Directors, Executive Officers and Corporate Governance – Stockholders’ Agreement”). The Nominating and Corporate Governance Committee, in evaluating Board candidates, considers factors such as character, integrity, judgment, diversity, age, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business, and other commitments and the like, all in the context of an assessment of the needs of the Board at the time. The Nominating and Corporate Governance Committee’s objective is to maintain a Board of individuals of the highest personal character, integrity, and ethical standards that reflect a range of professional backgrounds and skills relevant to our business. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity.
The Nominating and Corporate Governance Committee believes that the minimum qualifications for serving as a director are that a nominee demonstrate knowledge of our industry, accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of our business and affairs, independence under NYSE rules, lack of conflicts of interest, and a record and reputation for integrity and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Corporate Governance Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, interpersonal skills, compatibility with the Board, and ability to complement the competency and skills of the other Board members.

The Nominating and Corporate Governance Committee annually reviews with the Board the requisite skills and characteristics of Board members, as well as the composition of the Board as a whole. This assessment includes a consideration of independence, diversity, age, skills, experience, and industry backgrounds in the context of the needs of the Board and the Company, as well as the ability of current and prospective directors to devote sufficient time to performing their duties in an effective manner. Directors are expected to exemplify the highest standards of personal and professional integrity and to constructively challenge management through their active participation and questioning. In particular, the Nominating and Corporate Governance Committee seeks directors with established, strong professional reputations and expertise in areas relevant to the strategy and operations of our business.
In performing its duties, the Nominating and Corporate Governance Committee may consult with internal or external legal counsel and expert advisers.
Stockholders’ Agreement
We, and certain of our stockholders who own in the aggregate 11,385,952 shares of Class A Common Stock, 41,222,212 shares of Class B Common Stock, and 7,719,779 warrants to purchase Class A Common Stock as of the Record Date (collectively, the “Stockholder Parties”), entered into a Stockholders’ Agreement, dated January 15, 2022 (the “Stockholders’ Agreement”), pursuant to which, among other things, the Stockholder Parties agreed to vote all of our securities that may be voted in the election of our directors held by such Stockholder Parties in accordance with the provisions of the Stockholders’ Agreement. Pursuant to the Stockholders’ Agreement, Tal Keinan and his permitted designees (collectively, the “Founder Holders”) have the right to designate four of our seven directors (each, a “Founder Designee” and collectively, the “Founder Designees”) at any time. Each of Due West and its permitted designees (the “Due West Holders”), Center Sky and its permitted designees (collectively, the “Center Sky Holders”) and the Sponsor and its permitted designees (collectively, the “Sponsor Holders”) have the right to designate one director (the “Due West Designee,” “Center Sky Designee” and the “Sponsor Designee,” as applicable).
In the event that the Founder Holders collectively cease, as of any date after January 25, 2022 (the “Closing Date”), to own our voting stock bearing greater than: (1) thirty-three percent (33%) of the outstanding voting power of the Company held by them at the closing of the Yellowstone Transaction (the “Closing”), the Founder Holders shall only be entitled to nominate three members of our Board as of the date Founder Holders cease to hold the aforementioned requisite securities of the Company; (2) twenty-five percent (25%) of the outstanding voting power of the Company held by them at the Closing, the Founder Holders shall only be entitled to nominate two members of the Company as of the date Founder Holders cease to hold the aforementioned requisite securities of the Company; (3) fifteen percent (15%) of the outstanding voting power of the Company held by them at the Closing, the Founder Holders shall only be entitled to nominate one member of the Board as of the date Founder Holders cease to hold the aforementioned requisite securities of the Company; and (4) five percent (5%) of the outstanding voting power of the Company held by them at the Closing, the Founder Holders shall no longer be entitled to nominate any members of the Board as of the date the Founder Holders cease to hold the aforementioned requisite securities of the Company. The Stockholder Parties agree that, in the event the size of the Board is increased or decreased, the number of Founder Designees that the Founder Holders are entitled to appoint to the Board shall increase or decrease proportionately to the size of the Board. Notwithstanding the foregoing, for so long as the Founder Holders are entitled to nominate at least four members of the Board, at least one Founder Designee must (x) qualify as an “independent director” under NYSE Rules and (y) qualify as an “audit committee financial expert” within the meaning of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). The Founder Holders’ rights to designate directors shall be terminated as set forth in the Stockholders’ Agreement. The Founder Designees are Tal Keinan, Jody Gessow, Lysa Leiponis, and Alethia Nancoo.
Until the Due West Fall-Away Date (as defined below), the Due West Holders, by a majority of shares held by them, shall have the right to nominate, and the Board and the Stockholder Parties will appoint and vote for, the Due West Designee. The Due West Holders have nominated Nick Wellmon to serve as a director. The Due West Designee must at all times qualify as an “independent director” under NYSE Rules. The “Due West Fall-Away Date” shall be the first date following the Closing Date on which either of the following events occurs: (A) the Due West Holders cease to own voting stock of the Company bearing greater than thirty-three percent (33%) of the outstanding voting power of the Company held by them at the Closing; or (B) Due West’s designation rights have been terminated as set forth in the Stockholders’ Agreement.
Until the Center Sky Fall-Away Date (as defined below), the Center Sky Holders, by a majority of shares held by them, shall have the right to nominate, and the Board and the Stockholder Parties will appoint and vote for, the

Center Sky Designee. The Center Sky Holders nominated Jordan Moelis as the Center Sky Designee beginning with the 2025 Annual Meeting and have again nominated Mr. Moelis as the Center Sky Designee for the Annual Meeting. Robert Rivkin was previously the Center Sky Designee. The Center Sky Designee must at all times qualify as an “independent director” under NYSE Rules. The “Center Sky Fall-Away Date” shall be the first date following the Closing Date on which either of the following events occurs: (A) the Center Sky Holders cease to own voting stock of the Company bearing greater than thirty-three percent (33%) of the outstanding voting power of the Company held by them at the Closing; or (B) Center Sky’s designation rights have been terminated as set forth in the Stockholders’ Agreement.
Until the Sponsor Fall-Away Date (as defined below), the Sponsor Holders, by a majority of shares held by them, shall have the right to nominate, and the Board and the Stockholder Parties will appoint and vote for the Sponsor Designee. The Sponsor Holders have nominated Alex B. Rozek to serve as a director. The Sponsor Designee must at all times qualify as an “independent director” under NYSE Rules. The “Sponsor Fall-Away Date” shall be the first date following the Closing Date on which either of the following events occurs: (A) the Sponsor Holders jointly cease to own voting stock of the Company bearing greater than thirty-three percent (33%) of the outstanding voting power of the Company held by them at the Closing; or (B) the Sponsor’s designation rights have been terminated as set forth in the Stockholders’ Agreement.
The right of any of the Stockholder Parties to designate nominees for appointment to the Board as set forth above shall terminate if at any time (A) such Stockholder Designating Party (as defined in the Stockholders’ Agreement) or any of its affiliates becomes a Competitor (as defined below) of the Company, (B) such Stockholder Designating Party or any of its affiliates commences any legal proceeding against the Company, its subsidiaries or any other member of the Board; or (C) such Stockholder Designating Party or any of its affiliates has the right (whether exercised or not) to designate or appoint a member of or observer to the board of directors (or similar governing body) of any competitor. For purposes of the Stockholders’ Agreement, a “Competitor” shall mean a person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in the business of developing and leasing airport real estate infrastructure in North America but shall not include any financial investment firm or collective investment vehicle that, together with its affiliates, holds less than ten percent (10%) of the outstanding equity of any Competitor and does not, nor do any of its affiliates, have a right to designate any members of the board of directors of any Competitor.
Pursuant to the Stockholders’ Agreement, each nominee to the Board must at all times satisfy all requirements for service as a director under applicable law, NYSE rules, and any other qualifications as the Board may adopt. Additionally, any such members of, or nominees to, the Board cannot have been disqualified as a “Bad Actor” under Section 506 of Regulation D of the Securities Act, involved in any event enumerated under Item 2(d) or (e) of Schedule 14D under the Exchange Act or Item 401(f) (other than Item 401(f)(1)), of Regulation S-K of the Securities Act, or be subject to any governmental order prohibiting service as a director of a public company. Further, any such nominee or director must agree to be bound to a confidentiality agreement in a form acceptable to the Company and must recuse themselves from deliberations and discussions that, in the reasonable determination of the Board, present an actual or potential conflict of interest with the Company.
In addition to any vote or consent required by the Board or stockholders of the Company, the Company may not change the size of the Board, establish any committee of the Board, change the composition or powers of any committees of the Board (subject to certain exceptions), engage any professional advisers or materially change the nature or scope of the Company’s business or enter into or abandon a line of business, in each case without the consent of a majority of the shares held by the Stockholder Parties. This consent right terminates automatically on the first date on which the combined voting power of the Stockholder Parties no longer exceeds 50% of the total voting power of the Company then outstanding.
For so long as the Sponsor Holders continue to own voting stock of the Company bearing at least twenty percent (20%) of the outstanding voting power of the Company held by them at the Closing, the Sponsor shall be entitled to designate one individual to receive notice of and to attend Board meetings on a non-voting basis (a “Board Observer”). Board Observers will receive copies of any materials distributed to members of the Board in connection with any meeting or consent solicitation. The Board may exclude such Board Observer from any portion of the Board meeting or Board materials where, in the exercise of its reasonable discretion, it believes such exclusion is necessary to preserve attorney-client privilege.

Subject to certain exceptions, each Stockholder Party’s obligation to vote its shares of the Company in accordance with the Stockholders’ Agreement is terminated on the first date on which such Stockholder Party no longer has the right to designate a director to the Board. Certain other obligations of each Stockholder Party terminate automatically when such Stockholder Party ceases to own shares of the Company.
Currently, our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries, and such other offices as may be determined by the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to us regarding the beneficial ownership of the Class A Common Stock and Class B Common Stock as of the Record Date, by:
•	each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of the Class A Common Stock and Class B Common Stock;
•	each current named executive officer, director, and director nominee of the Company; and
•	all current executive officers, directors, and director nominees of the Company, as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and shares issuable upon the settlement of restricted stock unit (“RSU”) awards held by that person that will vest within 60 days.
The beneficial ownership percentages set forth in the table below are based on approximately 34,443,484 shares of Class A Common Stock, approximately 42,046,356 shares of Class B Common Stock, 85,863 shares of Class A Common Stock issuable upon the settlement of RSU awards, and 15,798,155 shares of Class A Common Stock issuable upon the exercise of warrants issued and outstanding as of the Record Date . For purposes of the table below, we deem shares of Common Stock subject to warrants and options that are currently exercisable or exercisable within sixty days of the Record Date to be outstanding and to be beneficially owned by the person holding the warrants and options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Class A Common Stock and Class B Common Stock.

	Class A Common Stock		Class B Common Stock		Combined Voting Power (%)(2)
Name and Address of Beneficial Owner(1)	Number	%	Number	%
Five Percent Holders:
Boston Omaha Corporation(3)	19,059,773	37.9%	—	—	20.6%
Due West Partners LLC(4)	—	—	11,640,460	27.7%	12.6%
Center Sky Harbour LLC(5)	—	—	11,637,960	27.7%	12.6%
Directors and Executive Officers:
Tal Keinan	45,958	*	17,943,792	42.7%	19.5%
Francisco X. Gonzalez	268,280	*	—	—	*
Michael W. Schmitt	33,275	*	—	—	*
Gerald Adler	17,760	*	—	—	*
Jody Gessow	5,000	*	—	—	*
Alethia Nancoo	25,671	*	—	*	*
Alex B. Rozek	685,175	1.4%	—	—	*
Lysa Leiponis	25,003	*	—	—	*
Nick Wellmon(4)	23,982	*	11,640,460	27.7%	15.3%
Jordan Moelis	2,105	*	—	—	*
All directors and executive officers, as a group (10 individuals)	1,132,209	2.3%	29,996,324	71.3%	33.7%

*	less than 1%
(1)
This table is based on 92,373,858 shares of Common Stock outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Unless otherwise noted, the business address of each of those listed in the table above is c/o Sky Harbour Group Corporation, 136 Tower Road, Suite 205, Westchester County Airport, White Plains, NY 10604.

(2)
Percentage of combined voting power represents voting power with respect to all shares of Class A Common Stock and Class B Common Stock, voting together as a single class. Holders of Class A Common Stock and Class B Common Stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval.

(3)
Based solely on the Schedule 13D/A filed by Boston Omaha Corporation with the SEC on April 8, 2026. Consists of (i) 11,339,994 shares of Class A Common Stock and (ii) 7,719,779 shares of Class A Common Stock issuable upon the exercise of warrants held by Boston Omaha Corporation. The business address of Boston Omaha Corporation is 1601 Dodge Street, Suite 3300, Omaha, Nebraska 68102.

(4)
The business address of Due West is 8260 SE 31st St., Mercer Island, Washington 98040. Mr. Wellmon is the founder and Managing Partner of Due West, and as such has voting and investment discretion with respect to the shares of Class B Common Stock held of record by Due West and may be deemed to have shared beneficial ownership of the shares of Class B Common Stock held directly by Due West. Mr. Wellmon disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary indirect interest he may have therein.

(5)	The business address of Center Sky Harbour LLC is 9355 Wilshire Blvd, Suite 350, Beverly Hills, California 90210.
Because of their ownership block, our directors and executive officers as a group may be able to effectively influence the outcome of all matters requiring approval by our stockholders, including amendments to our Amended and Restated Certificate of Incorporation and approval of significant corporate transactions.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We describe below the transactions and series of similar transactions, since January 1, 2024, to which we were a party or will be a party, in which:
•	the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers, or, to our knowledge, beneficial owners of more than 5% of our capital stockholders, or any member of their immediate family, had or will have a direct or indirect material interest

Stockholders’ Agreement
In connection with the completion of the Yellowstone Transaction, we, and certain of our stockholders, entered into a Stockholders’ Agreement, dated January 15, 2022 (see “Directors, Executive Officers and Corporate Governance – Stockholders’ Agreement”).
Registration Rights Agreement
Due West, Center Sky, Walter Jackson, Joshua Lobel, Haydeh Davoudi, Amodae Capital LLC, BOC YAC Funding LLC and Tal Keinan (the “Sky Securityholders”) entered into a Registration Rights Agreement, dated September 14, 2021, as amended (the “Registration Rights Agreement”), pursuant to which we granted the Sky Securityholders certain registration rights with respect to our securities owned by the Sky Securityholders. Among other things, the Registration Rights Agreement required us to register the shares of (a) Class A Common Stock issued in connection with the Yellowstone Transaction, (b) shares of Class A Common Stock issuable upon exchange of Sky Common Units and shares of the Class B Common Stock held by Sky Securityholders, and (c) the warrants sold by YAC to the Sponsor in its initial public offering (the “Private Placement Warrants”), including any shares of Class A Common Stock issuable upon the exercise of any Private Placement Warrants (collectively, the “Registerable Securities”). The Registration Rights Agreement also provides the Sky Securityholders with certain customary demand and piggyback registration rights.
Pursuant to the Registration Rights Agreement, we filed registration statements on Form S-1, originally filed with the SEC on April 28, 2022 and May 17, 2022 (File Numbers 333-263905 and 333-264998, respectively) (collectively, the “Registration Statements”), registering the resale of the Registrable Securities permitted to be registered for resale from time to time pursuant to the applicable rules and regulations under the Securities Act. The Registration Statements were declared effective on May 5, 2022, and May 25, 2022, respectively. We bore all of the expenses incurred in connection with the filing of the Registration Statements. We shall use reasonable best efforts to cause the Registration Statements to remain effective (including by renewing or refiling upon expiration), permitting the resale from time to time on a delayed or continuous basis pursuant to Rule 415 by the Sky Securityholders.
Tax Receivable Agreement
In connection with the completion of the Yellowstone Transaction, we, Sky, Tal Keinan (the “TRA Holder Representative”), and the TRA Holders (as defined therein), entered into a tax receivable agreement, dated as of January 25, 2022 (the “Tax Receivable Agreement”). Pursuant to the Tax Receivable Agreement, the Company is generally required to pay the LLC Interests 85% of the amount of savings, if any, in U.S. federal, state, local, and foreign taxes that are based on, or measured with respect to, net income or profits, and any interest related thereto that the Company realizes, or is deemed to realize, as a result of certain tax attributes, including:
•
existing tax basis in certain assets of Sky and certain of its direct or indirect subsidiaries, including assets that will eventually be subject to depreciation or amortization, once placed in service, attributable to Sky Common Units acquired by the Company from a TRA Holder, as determined at the time of the relevant acquisition;

•
tax basis adjustments resulting from taxable exchanges of Sky Common Units (including any such adjustments resulting from certain payments made by the Company under the Tax Receivable Agreement) acquired by the Company from a TRA Holder pursuant to the terms of that certain Third Amended and Restated Operating Agreement of Sky Harbour LLC; and

•	tax deductions in respect of portions of certain payments made under the Tax Receivable Agreement.

Agreement with Echo Echo, LLC
On September 20, 2021, the Company entered into a non-exclusive agreement with Echo Echo, LLC, a related party to our founder and CEO, Mr. Keinan, for the use of a Beechcraft Baron G58 aircraft. The effective date of the agreement was September 8, 2021, and the agreement automatically renews annually. The agreement can be terminated without penalty if either party provides 35 days’ written notice, or if the aircraft is sold or otherwise disposed of. The Company was charged per flight hour of use, along with all direct operating costs. Additionally, the Company also incurs the pro rata share of maintenance, overhead, and insurance costs of the aircraft. On July 30, 2025, the Company and Echo Echo, LLC terminated such agreement.
On September 19, 2024, the Company entered into an additional non-exclusive agreement with Echo Echo, LLC for the use of an Epic E1000GX aircraft. The effective date of the agreement was August 30, 2024, and the agreement automatically renews annually. The agreement can be terminated without penalty if either party provides 30 days’ written notice, or if the aircraft is sold or otherwise disposed of. Additionally, the Company is responsible for reimbursing its pro rata share of the direct operating costs of the aircraft, exclusive of maintenance and insurance. For the years ended December 31, 2025, and December 31, 2024, the Company recognized approximately $0.5 million and $0.4 million of expense, within pursuit and marketing expense under the terms of these agreements. The related liability is included in accounts payable, accrued expenses, and other liabilities on the consolidated balance sheet as of December 31, 2025.
Rozek Acquisition in 2024 PIPE
On September 16, 2024, the Company entered into a Securities Purchase Agreement (the “2024 Purchase Agreement”) with certain investors, including a partnership controlled by one of our directors, Mr. Rozek, as well as his wife. In connection with the 2024 Purchase Agreement, Mr. Rozek indirectly acquired an aggregate of 128,875 shares of Class A Common Stock for an aggregate purchase price of $1,224,312.50. Mr. Rozek’s wife also acquired, pursuant to the 2024 Purchase Agreement, an aggregate of 128,875 shares of Class A Common Stock for an aggregate purchase price of $1,224,312.50. Mr. Rozek disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.
Related Person Transaction Policy
We have adopted a written policy relating to the approval of related person transactions. A “related person transaction” is a transaction or arrangement or series of transactions or arrangements in which we participate (whether or not we are a party) and a related person has a direct or indirect material interest in such transaction. Our Audit Committee will review and approve or ratify all relationships and related person transactions between us and (i) our directors, director nominees, or executive officers, (ii) any record or beneficial owner of 5% or more of our common stock, or (iii) any immediate family member of any person specified in (i) and (ii). The Audit Committee will review all related person transactions and, where the Audit Committee determines that such transactions are in our best interests, approve such transactions in advance of such transactions being given effect.
As set forth in the related person transaction policy, in the course of its review and approval or ratification of a related party transaction, the Audit Committee will, in its judgment, consider in light of the relevant facts and circumstances whether the transaction is, or is not, inconsistent with, our best interests, including consideration of various factors enumerated in the policy.
Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to participate in the discussions or approval or ratification of the transaction. Our policy also includes certain exceptions for transactions that need not be reported and provides the Audit Committee with the discretion to pre-approve certain transactions.
Our Audit Committee will review on a quarterly basis all payments that were made to our officers or directors, or our or their affiliates.

EXECUTIVE COMPENSATION
For the years ended December 31, 2025, and 2024, our named executive officers consisted of Tal Keinan, our Chief Executive Officer, Francisco X. Gonzalez, our Chief Financial Officer, Will Whitesell, our former Chief Operating Officer, and Michael W. Schmitt, our Chief Accounting Officer. Mr. Whitesell stepped down from his position on August 8, 2025. The policies of the Company with respect to the compensation of its executive officers are administered by the Board in consultation with the Compensation Committee. We may also rely on data and analyses from third parties, such as compensation consultants, in connection with its compensation programs. We intend to design and implement programs to provide for compensation that is sufficient to attract, motivate, and retain executives of the Company and potential other individuals and to establish an appropriate relationship between executive compensation and the creation of stockholder value.
Summary Compensation Table
The following table sets forth information concerning the compensation of the named executive officers for the years ended December 31, 2025, and 2024.

	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Tal Keinan Founder and Chief Executive Officer	2025	880,000	200,000	—	1,408,685	57,923	2,546,608
	2024	880,000	792,000	—	—	60,923	1,732,923
Francisco X. Gonzalez Chief Financial Officer	2025	400,000	916,583	1,611,565	1,408,685	54,151	4,390,984
	2024	385,000	888,102	1,602,900	1,830,000	45,398	4,751,400
Michael W. Schmitt Chief Accounting Officer	2025	325,000	110,000	226,624	227,209	23,500	912,333

(1)
Represents the grant date fair value of RSUs granted during 2025 and 2024 as calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSU awards reported in this column are set forth in Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The amounts reported in this column do not reflect the actual economic value that may be realized by the named executive officers.

(2)
Represents the grant date fair value of stock options granted during 2025 as calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock option awards reported in this column are set forth in Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The amounts reported in this column do not reflect the actual economic value that may be realized by the named executive officers.

(3)
All Other Compensation includes Company matching contributions under our 401(k) plan and tax-preparation fees. For 2025, the 401(k) match totaled $31,000, $31,000, and $23,500, for Messrs. Keinan, Gonzalez, and Schmitt, respectively. For 2025, tax-preparation fees were $26,923 and $23,151 for Messrs. Keinan and Gonzalez, respectively.

Narrative Disclosure to Summary Compensation Table
The annual base salary of each named executive officer, and such officer’s incentive bonus opportunity, is expected to be reviewed from time to time and adjusted when our Board or Compensation Committee determines an adjustment is appropriate. For 2025 and 2024, our compensation program consisted of base salary and incentive compensation delivered in the form of cash bonuses, RSUs, and stock options.
Employment Arrangements with Executive Officers
Each of our named executive officers is an at-will employee. Except as set forth below, we have not entered into any employment agreements or offer letters containing post-employment compensation arrangements, including those associated with certain termination events, with our named executive officers.
Employment Agreement with Tal Keinan
On March 24, 2022, we entered into an employment agreement with Tal Keinan, Chief Executive Officer of the Company, effective as of January 1, 2022, which superseded all previous compensatory arrangements with Mr. Keinan (the “Keinan Employment Agreement”).
Compensation Arrangements. The Keinan Employment Agreement has an initial term of one year, subject to automatic renewal unless either party provides 60 days’ written notice of non-renewal. The Keinan Employment Agreement provides for an initial base salary of $500,000, subject to periodic review and increase (but not decrease)

by the Compensation Committee, and the Compensation Committee must review such base salary at least 90 days prior to the expiration of the Keinan Employment Agreement’s initial term. The Keinan Employment Agreement provides Mr. Keinan with a discretionary target annual incentive bonus equal to 100% of his base salary (the “Annual Bonus”), subject to certain performance metrics. Mr. Keinan’s actual Annual Bonus paid may be more or less than the target bonus. The Annual Bonus may be periodically reviewed and increased (but not decreased) at the discretion of the Compensation Committee of the Board. The Keinan Employment Agreement further provides for (i) reasonable business expense reimbursements, (ii) reimbursement of Mr. Keinan’s reasonable tax preparation expenses, and (iii) other standard employee benefits the Company makes available to similarly situated employees.
Equity Awards. Under the Keinan Employment Agreement, Mr. Keinan was entitled to a one-time, time-based grant of RSUs under our 2022 Incentive Award Plan (the “Incentive Award Plan”). The RSUs vest over four years, with 25% of the RSU Grant vesting on the first anniversary of the grant date, and the remaining 75% of the RSU Grant will vest in equal monthly installments thereafter. Additionally, the RSUs vest in full upon a Change in Control (as defined in the Incentive Award Plan), provided Mr. Keinan executes a general release of claims and covenant not to sue. The RSUs are also subject to vesting in full upon retirement if Mr. Keinan’s age plus years of service on his retirement date are equal to or greater than 65 (the “Rule of 65”). The RSUs are subject to additional terms and conditions under the Incentive Award Plan.
Additionally, as discussed below, under the Keinan Employment Agreement, all stock options, restricted stock units and other equity-based incentive awards subject to time-based vesting criteria will vest in full (or become payable immediately, as the case may be) upon a termination of Mr. Keinan’s employment by us for any reason (i) other than “Cause;” (ii) other than death; (iii) other than “Disability”; or if Mr. Keinan resigns for “Good Reason” (as those terms are defined in the Keinan Employment Agreement).
Obligations Upon Certain Termination Events. Under the Keinan Employment Agreement, if we terminate Mr. Keinan’s employment for any reason (i) other than “Cause;” (ii) other than death; (iii) other than “Disability”; or if Mr. Keinan resigns for “Good Reason,” we will pay him, subject to the restrictions noted below, (i) a continuation of base salary for two years after the date of termination; (ii) an amount equal to the highest Annual Bonus paid to Mr. Keinan within the three years preceding termination, each of (i) and (ii) in accordance with our ordinary payroll practices, and (iii) full vesting of any then-unvested, time-based equity awards.
Obligations in Connection with Death or Disability. In the event of Mr. Keinan’s death or Disability (as defined in the Keinan Employment Agreement), we will pay Mr. Keinan, subject to the restrictions noted below, (i) a prorated portion of his Annual Bonus based upon the applicable year’s target Annual Bonus multiplied by the percentage of the calendar year completed before terminating and (ii) full vesting of any then-unvested, time-based equity awards.
General Release and Restrictive Covenants. In addition, the payment of all severance benefits to Mr. Keinan is subject to him delivering an executed and irrevocable confidential separation agreement and general release of claims, and his compliance with the following restrictive covenants:
•	Not soliciting any of our employees for two years after the termination of employment;
•	Not competing with us or our affiliates in their principal products and markets for two years after the termination of employment; and
•	Maintaining the confidentiality of our trade secrets and confidential information indefinitely.
Employment Agreement with Will Whitesell
The Company entered into an employment agreement with Mr. Whitesell, dated as of January 3, 2024 (the “Whitesell Employment Agreement”), setting forth Mr. Whitesell’s compensation, certain other terms, and the commencement of his employment on January 3, 2024 (the “Commencement Date”).
Pursuant to the Whitesell Employment Agreement, Mr. Whitesell was paid an initial annual base salary of $500,000. Mr. Whitesell was eligible to receive (1) an annual cash bonus with a target equal to 100% of his annual base salary and (2) an annual bonus consisting of RSUs with a target equal to 200% of his annual base salary, in each case at the discretion of the Compensation Committee upon achievement of performance goals to be established by the Compensation Committee and the Company’s Chief Executive Officer.
The Whitesell Employment Agreement also provided for an initial one-time grant of restricted stock units (the “Initial RSU Grant”) under the Incentive Award Plan to Mr. Whitesell in connection with the commencement of his employment. The Initial RSU Grant was granted in February 2024 and consisted of 94,210 RSUs (which was equal to $1.1 million divided by the trading average of the Company’s common stock on the NYSE for the ten trading days preceding the grant date). The Initial RSU Grant vests over four years, with 25% of the RSUs vesting on the first anniversary of the grant date and the remaining 75% of the RSUs vesting in equal monthly installments thereafter, subject to Mr. Whitesell’s continued employment with the Company.
Compensation Arrangements. The Whitesell Employment Agreement further provided for (i) reasonable business expense reimbursements; (ii) reimbursement of Mr. Whitesell’s reasonable tax preparation expenses, and (iii) other standard employee benefits we make available to similarly situated employees.
Separation Agreement with Will Whitesell
On August 8, 2025, the Company reached a mutual agreement with Mr. Whitesell whereby Mr. Whitesell stepped down from his position with the Company, effective August 8, 2025 (the “Separation Date”). In connection with Mr. Whitesell’s departure and in consideration of the valuable transition assistance that he has provided, the Company and Mr. Whitesell entered into a Separation Agreement and General Release, effective August 8, 2025 (the “Separation Agreement”). The Separation Agreement provides that all unvested RSUs held by Mr. Whitesell would become fully vested as of the Separation Date and would be delivered in shares of the Company’s Class A common stock to Mr. Whitesell on a pro rata monthly basis in accordance with the original four-year vesting schedule under the RSU award agreement. If a change in control occurs prior to the applicable settlement date, any unsettled portion of the vested RSUs will be settled on the closing of the change in control. Mr. Whitesell’s departure was not the result of any disagreement with the Company on any matter related to Mr. Whitesell’s performance as Chief Operating Officer or the Company’s operations, policies, or procedures.
Employment Agreement with Francisco X. Gonzalez
On December 22, 2021, Sky entered into an amended and restated employment agreement with Mr. Gonzalez (the “A&R Gonzalez Employment Agreement”). Mr. Gonzalez has entered into Sky’s standard employee covenant agreement containing customary restrictive covenants. On March 24, 2022, we entered into an amendment to the A&R Gonzalez Employment Agreement in connection with his appointment as Chief Financial Officer, which was further amended on May 17, 2022 (the “Second Gonzalez Amendment”, and together with the A&R Gonzalez Employee Agreement, the “Gonzalez Employment Agreement”).
Compensation Arrangements. The Gonzalez Employment Agreement provides for an annual base salary, which is subject to periodic review and increase (but not decrease) by the Compensation Committee. The Gonzalez Employment Agreement further provides for performance metrics with respect to Mr. Gonzalez’s annual bonus and provides for (i) reasonable business expense reimbursements; (ii) reimbursement of Mr. Gonzalez’s reasonable tax preparation expenses; and (iii) other standard employee benefits we make available to similarly situated employees.
Obligations Upon Certain Termination Events. Under the Gonzalez Employment Agreement, if we terminate Mr. Gonzalez’s employment without “Cause,” or Mr. Gonzalez resigns for “Good Reason” (as those terms are defined in the Gonzalez Employment Agreement), we will pay Mr. Gonzalez, subject to the restrictions noted below, a continuation of base salary equal to 24 months, paid in equal installments in accordance with our ordinary payroll practices. If we waive the restrictions in (i) and (ii) below in full or in part, the number of months of base salary paid as severance shall be adjusted to match such restriction period. For example, we may opt to require only a 12-month restriction period, in which case, Mr. Gonzalez shall receive payment equal to that 12-month period.
General Release and Restrictive Covenants. In addition, the payment of all severance benefits to Mr. Gonzalez is subject to each delivering an executed and irrevocable confidential separation agreement and general release of claims, and Mr. Gonzalez’s compliance with the following restrictive covenants:
•	Not soliciting any of our employees for two years after the termination of employment;
•	Not competing with Sky or its affiliates in their principal products and markets for two years after the termination of their employment; and
•	Maintaining the confidentiality of our trade secrets and confidential information indefinitely.
Obligations in Connection with Death or Disability. Under the Gonzalez Employment Agreement, in the event of Mr. Gonzalez’s death or Disability (as defined in the Gonzalez Employment Agreement), the Company will provide Mr. Gonzalez with full vesting of any then-unvested, time-based equity awards, subject to the same general release and restrictive covenants provisions in the Gonzalez Employment Agreement for all other severance benefits.

Annual Equity Awards
In 2025, our Compensation Committee approved the grant of stock options, which are not exercisable until the sixth anniversary of the grant date, subject to the recipient’s continued employment through such time. The following discussion is of option award timing in relation to the disclosure of material nonpublic information, as required by Item 402(x) of Regulation S-K. The Company’s long-standing practice has been to grant long-term incentive equity awards on a predetermined schedule. At the first quarterly meeting of any new fiscal year, the Committee or, with respect to the CEO’s equity award, the Board reviews and approves the value, amount, and form of the equity compensation to be awarded (inclusive of RSUs, performance stock units, and stock options) to executive officers. The grant of approved equity awards then occurs a week after the Board’s first quarterly meeting. The first quarterly meeting of the Board typically occurs after the Company’s release of the financial results for the prior fiscal year through the filing of a Current Report on Form 8-K and accompanying earnings release and earnings call, but before the filing of the Company’s Annual Report on Form 10-K for that fiscal year.
The Committee does not take material nonpublic information into account when determining the timing and terms of long-term incentive equity awards. Instead, the timing of grants is in accordance with the yearly compensation cycle, with awards granted at the start of the new fiscal year to incentivize the executives to deliver on the Company’s strategic objectives for the new fiscal year. During 2025, we did not grant stock options to our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q, 10-K, or 8-K that discloses material nonpublic information.
Claw-Back
The Keinan Employment Agreement and the Gonzalez Employment Agreement, each provide that any amounts payable under the employment agreements are subject to claw-back or disgorgement, to the extent applicable, under (i) the policies or any claw-back policy adopted by us, (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and rules, regulations, and binding, published guidance thereunder and (iii) the Sarbanes-Oxley Act of 2002.
Annual Cash Incentive Award
In February 2026, the Compensation Committee approved annual cash incentive awards with respect to the year 2025 to Messrs. Keinan, Gonzalez, and Schmitt of $200,000, $150,000, and $110,000, respectively. Such awards were paid in February 2026.
Pension Benefits and Nonqualified Deferred Compensation
Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan or non-qualified deferred compensation plan sponsored by us during the years ended December 31, 2025, or 2024.
Outstanding Equity Awards at 2025 Year End
The following table presents information on all outstanding equity awards held by the Company’s named executive officers as of December 31, 2025.

		Option Awards				Stock Awards
Name	Grant Date	Number of Shares Underlying Option – Exercisable	Number of Shares Underlying Option – Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units that have not vested(1)	Market value of Shares or Units that have not vested ($)
Tal Keinan	February 18, 2025	—	222,541(2)	11.07	February 18, 2035	—	—
	May 17, 2022	—	—	—	—	7,031	54,422
Francisco X. Gonzalez	February 18, 2025	—	222,541(2)	11.07	February 18, 2035	144,535	1,611,565
	February 15, 2024	—	250,000(2)	11.63	February 15, 2034	69,063	851,541
	February 15, 2023	—	—	—	—	56,250	323,538
	May 17, 2022	—	—	—	—	14,063	108,844

		Option Awards				Stock Awards
Name	Grant Date	Number of Shares Underlying Option – Exercisable	Number of Shares Underlying Option – Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units that have not vested(1)	Market value of Shares or Units that have not vested ($)
Michael W. Schmitt	February 18, 2025	—	35,894	11.07	February 18, 2035	23,025	226,624
	February 15, 2024	—	29,918	11.63	February 15, 2034	7,994	98,563
	February 15, 2023	—	—	—		4,219	24,258
	May 17, 2022	—	—	—		1,875	14,513

(1)
25% of the RSUs granted to Messrs. Keinan and Gonzalez vest on the first anniversary of the grant date, and the remaining 75% of such RSUs vest ratably over the 36-month period following the first anniversary of the grant date.

(2)
The stock options vest in 25% installments over a four-year period beginning on the sixth anniversary of the grant date and have a term of ten years, provided the reporting person remains in service through the applicable vesting date.

Section 16(a) Beneficial Ownership Reporting Compliance
Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the outstanding shares of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such shares, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the SEC. Specific due dates for these reports have been established, and we are required to report, in this Proxy Statement, any failure to comply therewith during the fiscal year ended December 31, 2025.
Other than as set forth in the Delinquent Section 16(a) Reports section below, we believe that all of these filing requirements were satisfied by the Company’s executive officers, directors, and by the beneficial owners of more than 10% of our Common Shares. In making this statement, we have relied solely on copies of any reporting forms received by us, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.
Delinquent Section 16(a) Reports
We believe that there has been compliance with all Section 16(a) filing requirements during the fiscal year ended December 31, 2025, except for the following transactions for each of the following Section 16 officers to reflect RSUs withheld upon subsequent vesting that were not timely reported. All of such RSUs were previously reported in full at the time such RSUs were granted, and, in all cases, the subsequent withholding was for the purpose of the payment of taxes upon the vesting of RSU shares: Tal Keinan (twelve withholding events which occurred from January 14, 2025 to December 14, 2025); Francisco Gonzalez (thirty-six withholding events which occurred from January 14, 2025 to December 17, 2025); and Michael W. Schmitt (thirty-six withholding events which occurred from January 14, 2025 to December 17, 2025). All of such transactions were subsequently reported on February 20, 2026.

DIRECTOR COMPENSATION
The following table sets forth information concerning the compensation of our non-employee directors for the year ended December 31, 2025. The compensation of Mr. Keinan, who is an employee of the Company, is fully reflected in the Summary Compensation Table and related discussion above. Mr. Keinan does not receive additional compensation for his service as a director.

Name	Fees earned or paid in cash(1) ($)	Stock awards(2) ($)	Total ($)
Walter Jackson(3)	80,000	70,501	150,501
Alethia Nancoo	70,000	70,501	140,501
Alex B. Rozek	55,000	70,501	125,501
Jody Gessow(4)	—	—	—
Lysa Leiponis	102,500	70,501	173,001
Nick Wellmon	55,000	70,501	125,501
Jordan Moelis	62,500	70,501	133,001

(1)	Reflects the total amount of annual fees for the applicable roles set forth in the table below.
(2)
Represents RSUs granted during 2025, measured at the grant date fair value calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSU awards reported in this column are set forth in Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The amounts reported in this column do not reflect the actual economic value that may be realized by the named executive officers. As of December 31, 2025, each of our non-employee directors held at least 4,218 unvested RSUs and none of them held options.

(3)	Mr. Jackson resigned from the Board effective as of December 31, 2025.
(4)	Mr. Gessow was appointed to serve on the Board effective upon Mr. Jackson’s resignation.
Our director compensation plan provides that the non-executive directors of the Board receive annual compensation comprised of a cash retainer of $50,000 and an RSU award with an approximate grant date fair value of $70,000, subject to vesting conditions pursuant to the Incentive Award Plan. Non-executive directors are required to own $150,000 of our common stock by the third anniversary of their tenure. Further, these non-executive directors receive additional annual cash compensation for committee and Lead Independent Director service as follows:

Audit Committee	Chair of Audit Committee	Compensation Committee	Chair of Compensation Committee	Nominating and Corporate Governance Committee	Chair of Nominating and Corporate Governance Committee	Lead Independent Director
$7,500	$25,000	$5,000	$15,000	$5,000	$15,000	$25,000

The director compensation plan, including equity awards, retainer fees, as well as committee, chair, and meeting fees, is designed to attract and retain the most qualified individuals to serve on the Board, and we believe is in line with that of other public companies of a similar size. The Board, on the recommendation of our Compensation Committee, is responsible for reviewing and approving any changes to the directors’ compensation arrangements.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes the securities authorized for issuance under our equity compensation plans on December 31, 2025:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(2)	2,795,330	$11.63	3,367,607(3)
Equity compensation plans not approved by security holders	—	—	—
Total	2,795,330	—	3,367,607

(1)	The weighted average exercise price is calculated based solely on outstanding stock options. This weighted-average exercise price does not reflect shares subject to RSUs.
(2)
Consists of our Incentive Award Plan. The shares of common stock underlying any awards granted under the Incentive Award Plan that are forfeited, expired, or withheld to satisfy applicable tax withholding, or the applicable award is settled in cash, will be added to the shares of common stock available for issuance under the Incentive Award Plan.

(3)
The Incentive Award Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2023, by 0.5% of the aggregate fully diluted shares of common stock on the immediately preceding December 31, or such lesser number of shares as determined by our Incentive Award Plan administrator. The number in the table does not include the increases from January 1, 2026.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Audit, Audit-Related, Tax, and All Other Fees
The table below sets forth the aggregate fees billed by EA during the years ended December 31, 2025, and 2024.

	2025	2024
Audit Fees(1)	$406,842	$408,264
Audit-Related Fees(2)	61,635	41,685
Tax Fees	—	—
All Other Fees	—	—
Total	$468,477	$449,949

(1)
Audit fees include fees for services performed to comply with the standards established by the Public Company Accounting Oversight Board, including the audit of our consolidated financial statements. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal independent auditor reasonably can provide, such as consent and assistance with and review of our SEC filings.

(2)
Audit-related fees represent services that were provided in connection with audit and attest services related to financial reporting that is not required by statute or regulation, and in connection with registration statements for procedures related to the issuance of consents and comfort letters.

Approval Policies and Procedures
The formal written charter for our Audit Committee requires that the Audit Committee (i) review and approve, in advance, the scope and plans for the audits and the audit fees and (ii) approve in advance (or, where permitted under the rules and regulations of the SEC, subsequently) all non-audit and tax services to be performed by the independent auditor that are not otherwise prohibited by law or regulations and any associated fees. Pursuant to the Audit Committee Pre-Approval Policy, which the Audit Committee reviews and reassesses periodically, a list of specific services within certain categories of services, including audit and audit-related services, is specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee approved 100% of the audit-related fees, tax fees, and other fees for the year ended December 31, 2025. Our Audit Committee may, in accordance with applicable law, establish pre-approval policies and procedures for the engagement of independent accountants to render services to the Company.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Sky Harbour Group Corporation under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The Audit Committee consists of the three non-employee directors named below and operates under a written charter adopted by our Board. Our Board annually reviews the NYSE’s listing standards definition of independence for Audit Committee members and has determined that each member of the Audit Committee meets that standard. Our Board has also determined that Mr. Moelis qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the NYSE.
The principal purpose of the Audit Committee is to assist our Board in its general oversight of our accounting and financial reporting processes and audits of our financial statements. The Audit Committee is responsible for selecting and engaging our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The Audit Committee’s function is more fully described in its charter, which our Board adopted and which the Audit Committee reviews on an annual basis.
In connection with the 2025 audit, in the performance of its oversight function, the Audit Committee reviewed and discussed with management the audited financial statements of the Company included in our Annual Report on Form 10-K for the years ended December 31, 2025, and 2024. The Audit Committee also discussed with the independent auditors of the Company for the year ended December 31, 2025, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and approved by the SEC. The Audit Committee received from and discussed with the independent auditor the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence.
Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s financial statements be included in the 2025 Annual Report on Form 10-K filed with the SEC on March 27, 2026.
Submitted by the Audit Committee of the Board of Directors

Jordan Moelis, Chair

Lysa Leiponis

Jody Gessow

PROPOSAL 1
ELECTION OF DIRECTORS
Our Board currently consists of seven directors. The term of each of our seven directors expires at the Annual Meeting.
Our Board has nominated Tal Keinan, Jody Gessow, Alethia Nancoo, Alex B. Rozek, Lysa Leiponis, Jordan Moelis, and Nick Wellmon for election at the Annual Meeting. If they are elected, they will serve on our Board until our 2027 Annual Meeting and until their respective successors have been elected and qualified. The nominees for director at the Annual Meeting, their ages as of March 31, 2026, and their positions and offices held with the Company are set forth below. Other biographical information for the members of our Board is set forth in this Proxy Statement under the heading “Directors, Executive Officers and Corporate Governance—Directors and Executive Officers.”
Certain of our stockholders who own in the aggregate 11,385,952 shares of Class A Common Stock, 41,222,212 shares of Class B Common Stock, and 7,719,779 warrants to purchase Class A Common Stock as of the Record Date, April 21, 2026, have agreed to vote “FOR” each of the nominees listed in this Proxy Statement as a director.
Each person nominated for election has agreed to serve if elected. Directors are elected by a plurality of the votes properly cast in person or by proxy. This means that nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. However, if you are a street name stockholder, which means that your shares are held by a broker, bank, or other nominee, your shares will not be voted for the election of directors unless you have provided voting instructions to your nominee.
NOMINEES AT THE ANNUAL MEETING

Name	Age	Title
Tal Keinan	56	Chair and Chief Executive Officer
Jody Gessow	68	Director
Alethia Nancoo	57	Director
Alex B. Rozek	47	Director
Lysa Leiponis	61	Director
Nick Wellmon	37	Director
Jordan Moelis	38	Director

We believe that the director nominees reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have broad, business related knowledge and experience at the policy-making level in business, government, or technology, including their understanding of the Company’s industry and business in particular, (iv) have individual qualifications, relationships, and experience that would increase the overall effectiveness of the Board, (v) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members, (vi) are committed to enhancing stockholder value, and (vii) have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Specific experiences, qualifications, attributes, or skills of nominees that contributed to our conclusion that the nominees should serve as directors are noted in their biographies. See “Directors, Executive Officers and Corporate Governance — Directors and Executive Officers.”
Vote Required and Recommendation
Nominees receiving the highest number of “FOR” votes will be elected. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum but will not be considered as votes cast for or against this proposal and will therefore have no effect on the outcome of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” EACH OF THE SEVEN DIRECTOR NOMINEES

PROPOSAL 2

APPROVAL OF AMENDMENT NO. 1 TO THE SKY HARBOUR GROUP CORPORATION 2022 INCENTIVE AWARD PLAN
We are asking stockholders to approve the Amendment No. 1 (the “Amendment”) to the Sky Harbour Group Corporation 2022 Incentive Award Plan, which, subject to stockholder approval at the Annual Meeting, would increase the number of shares of the Company’s common stock reserved for issuance under the Incentive Award Plan (including shares issuable pursuant to incentive stock options) by 1,500,000 shares of Class A Common Stock. The Amendment does not modify any other terms of the Incentive Award Plan.
Background
On March 18, 2026, our Board approved, subject to stockholder approval, the Amendment to increase the number of shares reserved for issuance under the Incentive Award Plan from 6,162,937 to 7,662,937 shares of Class A Common Stock. Our Board and stockholders approved the Incentive Award Plan in 2022 in connection with the Yellowstone Transaction. 2,685,352 Restricted Stock Units and 2,312,871 options to purchase shares of Class A Common Stock are currently outstanding under the Incentive Award Plan. Consequently, as of April 1, 2026, only 1,164,714 shares of Class A Common Stock remain available for issuance under the Incentive Award Plan. The Amendment, if approved by stockholders, will increase the number of shares reserved for issuance under the Incentive Award Plan by 1,500,000 shares of Class A Common Stock. The Board believes that the additional shares are necessary to attract, retain and motivate selected employees, consultants, and directors of the Company through the granting of stock-based compensation awards, including non-qualified stock options, incentive stock options, stock appreciation rights, or SARs, restricted stock awards, restricted stock unit awards, incentive equity unit awards, other stock or cash-based awards and dividend equivalent awards.
Amendment
If this proposal is adopted, Section 3.1(a) of the Incentive Award Plan will be amended as set forth below, with deletions noted in strike-through and additions noted in underline:
Subject to Sections 3.1(b) and 12.2, Awards may be made under the Plan covering  ~~an aggregate number of Shares equal to 7% of the Aggregate Fully Diluted Shares as of the Effective Date,~~   an aggregate of 7,662,937 Shares (the “Share Reserve”). The Share Reserve shall also constitute the maximum number of Awards under the Plan that may be granted as Incentive Stock Options. Commencing on January 1, 2023 and on each subsequent anniversary thereof (but not following the Expiration Date), the Share Reserve shall be increased, if and to the extent approved by the Board, by a number of Shares equal to either (i) 0.5% of the Aggregate Fully Diluted Shares as of such date, or (ii) such lesser amount determined by the Board. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock, or Common Stock purchased on the open market. Subject to Section 12.2, each Incentive Equity Unit issued pursuant to an Award shall count as one Share for purposes of calculating the aggregate number of Shares available for issuance under the Plan as set forth in this Section 3.1(a).
Discussion of the Increase in Aggregate Share Limit
Our Board of Directors approved the 1,500,000 share increase in the number of shares reserved for issuance under the Incentive Award Plan to allow the Company to continue to provide future equity-based incentives. The Board believes that the ability to grant equity awards is a necessary and powerful recruiting and retention tool for us to assist in obtaining the quality officers, directors, and employees we need to execute our business strategies.
In determining the number of shares to be authorized under the Incentive Award Plan, the Compensation Committee considered the following key factors:
•
Equity Incentives Support Our Growth Strategy: Equity compensation is an important tool for aligning management and stockholder interests and driving long-term stockholder value. In consideration of the Company’s strategic growth plan, it is imperative that our directors, employees, and consultants are strongly aligned with the achievement of long-term growth goals, including shareholder value creation, which is most effectively delivered in the form of long-term equity compensation.

•	Approval of the Incentive Award Plan is critical to our future compensation practices and ability to align pay and performance going forward: Without sufficient shares available for future grants, we would be unable to provide stock-settled awards to prospective or current employees or consultants. If stockholders do not approve the proposed increase in shares authorized under the Incentive Award Plan, we believe we will not be able to successfully attract and retain the best possible talent.
•	Number of Shares Available for Grant under Equity Incentive Plan: As of April 1, 2026, only 1,164,714 shares remained available for issuance under the Incentive Award Plan.
•
Reasonable Share Request: The 1,500,000 additional shares requested are reasonable and would not have a substantially dilutive effect. As of April 21, 2026, _34,443,484 shares of Class A Common Stock, 42,046,356 shares of Class B Common Stock, warrants to purchase an aggregate of 15,798,155 shares of Common Stock, 2,685,352 Restricted Stock Units and Options to purchase 2,312,871 shares of Common Stock were outstanding. The increase of 1,500,000 shares of Class A Common Stock reserved for issuance under the Incentive Award Plan represents a maximum 1.5% dilution (calculated on a fully diluted basis).

•
Stockholder-Friendly Grant Practices: All equity awards under the Incentive Award Plan for our executive officers and the overwhelming majority of equity awards for our employees and consultants vest over a period of at least four years.

Summary of the Incentive Award Plan
This section summarizes certain principal features of the Incentive Award Plan. The complete text of the Amendment and the Incentive Award Plan are set forth as Appendix A and Appendix B hereto, respectively. The following is a summary of the material features of the Incentive Award Plan (as amended) and is qualified in its entirety by reference to Appendix A and Appendix B.
Eligibility and Administration
Employees, officers, and consultants of ours or any parent or affiliate, or any non-employee director of our board, are eligible to receive awards under the Incentive Award Plan. As of April 1, 2026, we had approximately 120 employees, 6 non-employee directors and approximately 6 consultants who are eligible to be selected to receive awards under the Incentive Award Plan. The Incentive Award Plan is administered by our Board which has delegated its duties and responsibilities to our Compensation Committee (referred to collectively as the plan administrator below). Subject to the terms of the Incentive Award Plan, the plan administrator may determine and interpret the terms and conditions of awards, select the employees, directors, and consultants who receive awards, determine the exercise price of any options, the number of shares subject to awards, the vesting schedule and the exercisability of awards. The Board or the Compensation Committee may also delegate any or all of its powers and duties under the Incentive Award Plan to a subcommittee of directors or to one or more officers or employees of the Company, provided that such delegation does not violate applicable law or result in the loss of an exemption under Rule 16b-3(d)(1) of the Securities Exchange Act of 1934.
Shares Available for Awards
Subject to adjustments as set forth in the Incentive Award Plan, the number of shares initially authorized for issuance under the Incentive Award Plan (including pursuant to incentive stock options (“ISOs”)) is 7% of the Aggregate Fully Diluted Shares as of the initial effective date of the Incentive Award Plan, which would be increased to 7,662,937 shares if the Amendment is approved by our stockholders. In addition, commencing on January 1, 2023 and on each subsequent anniversary thereof (but not following the expiration date of the Incentive Award Plan), the share reserve is increased, if and to the extent approved by our Board, by a number of shares equal to either (i) 0.5% of the Aggregate Fully Diluted Shares as of such date, or (ii) such lesser amount determined by our Board. Any shares distributed pursuant to an award may consist, in whole or in part, of authorized and unissued Class A Common Stock, treasury Class A Common Stock, or Class A Common Stock purchased on the open market. Subject to the provisions of the Incentive Award Plan, any equity incentive unit issued counts as one share for purposes of calculating the aggregate number of shares available for issuance under the Incentive Award Plan. “Aggregate Fully Diluted Shares” means, as of any given date, without duplication, and using the treasury stock method (a) the aggregate number of shares of Class A Common Stock that are (i) issued and outstanding as of such date, (ii) issuable upon, or subject to, the settlement of any Awards, any warrants, convertible notes or any other securities and instruments convertible or exchangeable into Class A Common Stock (assuming the conversion or exercise of any such instruments then outstanding, whether or not currently vested, convertible, exchangeable or exercisable, and including all membership interests and units that are or could become convertible or exchangeable for Class A Common Stock pursuant to the organizational documents) and (iii) all incentive units outstanding of Sky Harbour LLC (“Sky”) as of such date (with an assumed 1:1 exchange for such incentive units for shares of Class A Common Stock).
If an award under the Incentive Award Plan is forfeited or expires, or is settled for cash, any shares subject to such award will, to the extent of such forfeiture, expiration, conversion, or cash settlement, be available for future grants under the Incentive Award Plan. The payment of dividend equivalents in cash in conjunction with any awards under the Incentive Award Plan and shares tendered or withheld to satisfy the exercise price or tax withholding obligation for any award do not reduce the shares available for grant under the Incentive Award Plan. However, the following shares may not be used again for a grant under the Incentive Award Plan: (i) shares subject to stock appreciation rights (“SARs”) or other stock-settled awards that are not issued in connection with the stock settlement of the award on exercise, and (ii) shares purchased on the open market with the cash proceeds from the exercise of options.
Awards granted under the Incentive Award Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction do not reduce the shares available for grant under the Incentive Award Plan.
Awards
The Incentive Award Plan provides for the grant of stock options, including ISOs, and nonqualified stock options (“NSOs”), restricted stock, dividend equivalents, RSUs, incentive equity unit awards, SARs, and other stock or cash-based awards. Certain awards under the Incentive Award Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the Incentive Award Plan are set forth in award agreements, which detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally are settled in shares of Class A Common Stock, but the plan administrator may provide for cash settlement of any award. A brief description of each award type follows.
•
Stock Options. The Incentive Award Plan allows for the grant of NSOs and ISOs. ISOs may be granted only to employees. NSOs may be granted to employees, directors and consultants. The exercise price of all options granted under the Incentive Award Plan must be equal to at least the fair market value of our common stock on the date of grant, and the term of an option granted under the Incentive Award Plan may not exceed ten years, except that with respect to any employee who owns more than 10% of the voting power of all classes of our outstanding stock or any parent or subsidiary corporation as of the grant date, the term of an ISO must not exceed five years, and the exercise price must equal at least 110% of the fair market value on the grant date. After the service of an employee, director, or consultant terminates, the option may be exercised, to the extent vested, for the period of time specified in the option agreement. However, an option may not be exercised later than the expiration of its term.

•
SARs. SARs allow the recipient to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date. The administrator determines the terms of SARs, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the base appreciation amount for the cash or shares to be issued pursuant to the exercise of a SAR will be no less than 100% of the fair market value per share on the date of grant and a SAR will not have a term of more than 10 years. After the continuous service of an employee, director, or consultant terminates, the SAR may be exercised, to the extent vested, for the period of time specified in the SAR agreement. However, a SAR may not be exercised later than the expiration of its term.

•
Restricted Stock. Restricted stock awards are shares of Class A Common Stock that vest in accordance with terms and conditions established by the administrator. The plan administrator determines the number of shares of restricted stock granted to any employee, director, or consultant. The administrator may impose whatever conditions on vesting it determines to be appropriate. Shares of restricted stock that do not vest are subject to forfeiture.

•
RSUs. RSUs are awards that result in payment in shares or cash to a recipient at the end of a specified period if applicable vesting or other criteria established by the administrator are achieved or the award otherwise becomes eligible for settlement. The plan administrator may impose whatever conditions to vesting, or restrictions and conditions to settlement, that it determines to be appropriate. The administrator may establish vesting conditions or restrictions based on the achievement of specific performance goals or on the continuation of service or employment. Payments of earned restricted stock units may be made in shares of Class A Common Stock, cash, or a combination thereof.
•
Incentive Equity Units. Incentive units (“Incentive Units”) are awards of units of Sky that may be structured in a manner intended to constitute “profits interests” within the meaning of the relevant IRS guidance, and which may be convertible into shares of Class A Common Stock (if and to the extent authorized under Sky’s limited liability company operating agreement).

•
Stock Payments, Other Incentive Awards, and Cash Awards. These awards include cash payments, cash bonus awards, stock payments, stock bonus awards, performance awards, or incentive awards that are paid in cash, shares, or a combination of both, which may include, without limitation, deferred stock units and performance awards.

•
Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of Class A Common Stock and may be granted alone or in tandem with other awards. Dividend equivalents are credited as of dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed, or expires, as determined by the plan administrator. Dividend equivalents will only be paid to the extent that the vesting conditions of the underlying award are satisfied.

Vesting
Vesting conditions determined by the plan administrator may apply to each award and may include continued service, performance, and/or other conditions.
Certain Transactions
The plan administrator has broad discretion to take action under the Incentive Award Plan, including to make adjustments to the terms and conditions of existing and future awards, to facilitate changes in the event of certain transactions and events affecting shares of Class A Common Stock or the common units of Sky, in each case, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions, including a “change in control” of the Company. In particular, the plan administrator may: (i) adjust any or all of the number of shares or other securities of the Company or an affiliate that may be delivered in respect of awards or with respect to which awards may be granted under the Plan, the terms of any outstanding award, including the number of shares or other securities subject to outstanding awards, the exercise price with respect to any award, or any applicable performance measures; (ii) provide for the substitution or assumption of awards, accelerating the exercisability of, lapse of restrictions on, or termination of, awards or providing for a period of time for exercise prior to the occurrence of such event; and (iii) cancel any one or more outstanding awards in exchange for cash, shares, other securities, other property or any combination thereof. In the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the Incentive Award Plan and outstanding awards.
Additionally, except as otherwise provided in an award agreement, in the event of a change in control, the plan administrator may, in its sole discretion, provide that: (i) any award may be cancelled in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such award or realization of the holder’s rights under the vested portion of such award, as applicable (provided that, if the amount that could have been obtained is equal to or less than zero, then the award may be terminated without payment); (ii) awards will vest and, to the extent applicable, be exercisable; (iii) awards may be assumed by, or substituted for awards covering the stock of, the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price; (iv) awards may be adjusted in the number and type of shares and/or with respect to which awards may be granted under the Incentive Award Plan (including, but not limited to, adjustments on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price or applicable performance goals), and the criteria included in, outstanding awards; (v) awards may be replaced with other rights or property; and/or (vi) awards will terminate and cannot vest, be exercised or become payable after the applicable event. Notwithstanding the foregoing, in the event of a change in control: (x) all performance goals applicable to any award granted under the Incentive Award Plan will be deemed satisfied at the greater of target or actual performance at the time of such change in control and (y) any unvested award granted under the Incentive Award Plan that is not assumed or substituted will automatically vest and, to the extent applicable, be exercisable as to all shares of Class A Common Stock covered thereby.
A change in control means, generally, (a) the acquisition by any person of 50% or more of the voting power of all classes of stock entitled to vote, (b) approval of a plan of complete liquidation or dissolution of the Company or an agreement or series of related agreements for the sale or other disposition, directly or indirectly, by the Company of all or substantially all of the Company’s assets (including a sale of all or substantially all of the assets of the Sky) by the stockholders of the Company; or (c) a reorganization, merger, consolidation or sale or disposition of all or substantially all of our assets, unless our stockholders hold more than 50% of the voting power of the resulting company. A transaction will not constitute a change in control if following such transaction or series of transactions, the record holders of the Class A Common Stock, Class B Common Stock, and/or any other class or classes of capital stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in and voting control over, and own substantially all of the shares of, an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.
No Repricing
Except in connection with certain changes in our capital structure, stockholder approval will be required for any amendment that reduces the exercise price of any stock option or SAR, or cancels any stock option or SAR in exchange for cash, other awards or stock options or SARs with an exercise price per share that is less than the exercise price per share of the original stock options or SARs.
Foreign Participants
The plan administrator may modify award terms, establish subplans, and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States.
Transferability, Claw-Back Provisions, and Participant Payments
With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations, and the laws of descent and distribution, awards under the Incentive Award Plan are generally non-transferable and are exercisable only by the participant. All awards will be subject to the provisions of any claw-back policy implemented by us to the extent set forth in such claw-back policy and/or in the applicable award agreement. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Incentive Award Plan, the plan administrator may, in its discretion, accept cash or check, provide for net withholding of shares, allow shares of our Class A Common Stock that meet specified conditions to be repurchased, allow a “market sell order” or such other consideration as it deems suitable.
Plan Amendment and Termination
Our Board may amend or terminate the Incentive Award Plan at any time; however, except in connection with certain changes in our capital structure, stockholder approval will be required for any amendment that increases the number of shares available under the Incentive Award Plan. No amendment, suspension or termination of the Incentive Award Plan or any award will materially adversely affect the rights under any outstanding award without the holder’s written consent, unless an award agreement expressly provides otherwise. No award may be granted pursuant to the Incentive Award Plan after the tenth anniversary of the earlier of (i) the date on which our Board adopts the Incentive Award Plan and (ii) the date on which our stockholders approve the Incentive Award Plan.
Material U.S. Federal Income Tax Consequences
The following is a general summary under current law of the principal U.S. federal income tax consequences related to awards under the Incentive Award Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards, based on provisions of the Code and the regulations thereunder in effect on the date of this proxy statement. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local, and payroll tax considerations. This summary assumes that all awards described in the summary are exempt from, or comply with, the requirements of Section 409A of the Code. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.
Non-Qualified Stock Options. The grant of a non-qualified stock option under the Incentive Award Plan generally does not result in any U.S. Federal income tax consequences to the award recipient or to the Company. Upon exercise of a non-qualified stock option, the award recipient is generally subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. For employees, this income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of income recognized by the award recipient, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Any gain or loss on the award recipient’s subsequent disposition of the shares of our common stock receives long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.
Incentive Stock Options. The grant of an incentive stock option under the Incentive Award Plan does not result in any U.S. Federal income tax consequences to the award recipient or to the Company. An award recipient recognizes no U.S. Federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the award recipient has held the shares of our common stock. If the award recipient does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the award recipient recognizes a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.
If the award recipient fails to satisfy either of the foregoing holding periods, the award recipient must recognize ordinary income in the year of the disposition, which is referred to as a “disqualifying disposition.” The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income is treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, may be entitled to a deduction equal to the amount of ordinary income recognized by the award recipient, subject to possible limitations imposed by Section 162(m) and Section 280G of the Code.
The “spread” under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an award recipient’s alternative minimum tax liability exceeds such award recipient’s regular income tax liability, the award recipient owes the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the award recipient must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise constitutes a disqualifying disposition, as described above.
Stock Appreciation Rights. Recipients of SARs generally should not recognize income until such rights are exercised, assuming there is no ceiling on the value of the right and Section 409A of the Code does not apply. Upon exercise, the award recipient normally recognizes taxable ordinary income for U.S. Federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such exercise. For employees, this income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of the income recognized by the award recipient, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Award recipients recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain is taxable as long or short-term capital gain, depending on whether the shares were held for more than one year.

Restricted Stock. Restricted stock generally subjects the recipient to ordinary compensation income on the excess of the amount paid for such shares of stock, if any, over the fair market value of the shares on the date that the restrictions lapse. For employees, this income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) and Section 280G of the Code. Any gain or loss on the recipient’s subsequent disposition of the shares receives long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.
Recipients of restricted stock may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock are granted, the amount equal to the excess of the amount paid for such shares, if any, over the fair market value of the shares on the date of grant. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition is long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is granted.
The Company (or a subsidiary) generally is entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the award recipient, subject to possible limitations imposed by Section 162(m) and Section 280G of the Code.
Restricted Stock Units and Performance Units. Recipients of restricted stock units or performance units generally should not recognize income until such units are converted into cash or shares of stock unless Section 409A of the Code applies. Upon conversion, the award recipient normally recognizes taxable ordinary income for federal income tax purposes equal to the amount of cash and the fair market value of the shares, if any, received upon such conversion. For employees, this income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of the income recognized by the award recipient, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Award recipients recognize gain upon the disposition of any shares received upon settlement of the restricted stock units or performance units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain is taxable as long or short-term capital gain, depending on whether the shares were held for more than one year.
Other Stock-Based and Cash-Based Awards. Upon receipt of share-based awards, generally, the value of the shares and the amount of cash received are taxable as ordinary income to the participant. Upon receipt of cash in settlement of a cash-based award, a participant generally recognizes ordinary income equal to the cash received, and the Company (or a subsidiary) generally is allowed a corresponding federal income tax deduction at that time, subject to potential deduction limitations under Sections 162(m) and 280G of the Code.
Dividends and Dividend Equivalents. Recipients of stock-based awards that earn dividends or dividend equivalents recognize taxable ordinary income on any dividend and dividend equivalent payments received with respect to such awards, which income is subject to withholding for U.S. federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Sections 162(m) or 280G of the Code, and so long as the Company withholds the appropriate taxes with respect to such income, if required, and the individual’s total compensation is deemed reasonable in amount.
Compliance with Section 409A of the Code. To the extent applicable, it is intended that the Incentive Award Plan and any grants made under the Incentive Award Plan comply with or be exempt from the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The Incentive Award Plan and any grants made under the Incentive Award Plan are administered and interpreted in a manner consistent with this intent.
The foregoing is only a summary of the U.S. Federal income tax consequences of Incentive Award Plan transactions, and is based upon U.S. Federal income tax laws in effect on the date of this proxy statement. Reference should be made to the applicable provisions of the Code. This summary does not purport to be complete, and does not discuss the tax consequences of an award recipient’s death or the tax laws of any municipality, state, or foreign country to which the award recipient may be subject.

NEW PLAN BENEFITS
Awards under the Incentive Award Plan are discretionary, and no specific determination has been made as to the grant or allocation of awards under the Incentive Award Plan if the Amendment is approved. Therefore, at this time, the benefits that may be received by the Company’s employees, directors, consultants, or other service providers under the Incentive Award Plan, if the Amendment is approved, are not presently determinable.
GRANTS UNDER THE INCENTIVE AWARD PLAN
The table below reflects all awards granted under the Incentive Award Plan from its adoption through April 21, 2026, to the individuals and groups listed in the table. The closing price of our common stock on April 21, 2026, was $10.69 per share.

Name and Principal Position	Dollar Value ($)(1)	Number of Units (#)	Number of Options
Tal Keinan - Founder and Chief Executive Officer	$9,431,509	300,989	581,285
Francisco X. Gonzalez - Chief Financial Officer	$17,745,208	827,925	813,348
Will Whitesell- Former Chief Operating Officer
All current executive officers as a group
All current directors who are not executive officers as a group
Each nominee for election as a director
All current employees, including current officers who are not executive officers, as a group

(1)
The dollar value was calculated by multiplying the number of shares that were issued pursuant to the award under the Incentive Award Plan by $10.69, the closing price per share of our common stock on April 21, 2026.

Vote Required and Recommendation
This proposal will be approved if it receives the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum but will not be considered as votes cast for or against this proposal and will therefore have no effect on the outcome of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF
AMENDMENT NO. 1 TO THE SKY HARBOUR GROUP CORPORATION 2022 INCENTIVE AWARD PLAN

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF EISNERAMPER LLC AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2026
The Audit Committee appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance, and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. Prior to the Yellowstone Transaction, EA served as Sky’s independent registered public accounting firm since 2019. Neither EA nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the Audit Committee has appointed EA to serve as our independent registered public accounting firm for the year ending December 31, 2026. Representatives of EA are expected to be present at the Annual Meeting, will have the opportunity to make a statement if such representatives desire to do so, and will be available to respond to appropriate questions.
Neither our bylaws nor other governing documents nor law requires stockholder ratification of the selection of EA as our independent registered public accounting firm. However, the Board is submitting the selection of EA to the stockholders for ratification pursuant to the rules of the NYSE and as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Vote Required and Recommendation
This proposal will be approved if it receives the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. Abstentions will be counted as present for purposes of determining the presence of a quorum but will not be considered as votes cast for or against this proposal and will therefore have no effect on the outcome of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLC
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
FISCAL YEAR ENDING DECEMBER 31, 2026

PROPOSAL NO. 4
ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
The advisory vote to approve executive compensation (“Say-on-Pay”) is a non-binding vote on the compensation of the Company’s “named executive officers” described in the Executive Compensation section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure set forth in this Proxy Statement. The advisory vote to approve executive compensation is not a vote on the Company’s general compensation policies, compensation of the Company’s Board, or the Company’s compensation policies as they relate to risk management. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company to hold the advisory vote to approve executive compensation at least once every three years.
We designed and implemented our compensation programs (i) to attract, motivate, and retain executives of the Company and potential other individuals and (ii) to establish an appropriate relationship between executive compensation and the creation of stockholder value. The Compensation Committee believes that executive compensation should be directly linked to corporate and individual goals established and adopted by the Compensation Committee at the beginning of each fiscal year.
The vote under this Proposal No. 4 is advisory, and therefore not binding on the Company, the Board, or our Compensation Committee. However, our Board, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns.
Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal No. 4:
RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s “named executive officers” as such compensation is described in the Executive Compensation section, including the tabular disclosure regarding such compensation and the accompanying narrative disclosure, set forth in the Company’s definitive Proxy Statement for the 2026 Annual Meeting of Stockholders.
Recommendation
The Board of Directors recommends a vote “FOR” approval of the Company’s executive compensation. Proxies will be so voted unless stockholders specify otherwise in their proxies.
Vote Required and Recommendation
This proposal will be approved if it receives the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum but will not be considered as votes cast for or against this proposal and will therefore have no effect on the outcome of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
We are also required by the Dodd-Frank Act to provide stockholders with a separate advisory (non-binding) vote for the purpose of asking stockholders to express their preference for the frequency of future say-on-pay votes. Stockholders may indicate whether they would prefer an advisory vote on executive compensation once every one, two, or three years. We are required to solicit stockholder votes on the frequency of future say-on-pay proposals at least once every six years, although we may seek stockholder input more frequently.
Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal No. 5:
RESOLVED, that the stockholders of the Company approve, on an advisory basis, holding an advisory vote to approve the compensation of the Company’s named executive officers every three years.
This vote, like the say-on-pay vote itself, is not binding on the Board. The Board believes that it is most appropriate to hold a say-on-pay vote once every three years. Our executive compensation programs are intended to have a focus that is longer than the current year for which compensation is paid. As a result, the Board believes that our executive compensation programs should be evaluated over a period longer than one year because our programs are designed to measure and reward performance over time, and three years is an appropriate period over which to evaluate the effectiveness of those programs.
While we recognize that there are many views on the appropriateness of any interval of frequency, we believe that conducting an annual advisory vote on executive compensation may unnecessarily focus on short-term performance. However, if a majority of votes are cast in favor of an interval other than three years, the Board intends to consider the votes cast and evaluate the frequency with which an advisory vote on executive compensation will be submitted to stockholders in the future. Even if a majority of votes are cast in favor of a three-year frequency, if our executive compensation program is materially changed in any year, the Board intends to present a say-on-pay vote at the next annual meeting, even if it would otherwise not be scheduled.
Vote Required and Recommendation
The approval of this Proposal No. 5 requires one of the voting choices to receive a majority of the votes cast. However, because stockholders have several voting choices with respect to this proposal, it is possible that no single choice will receive a majority vote. In light of the foregoing, our Board will consider the outcome of the vote when determining the frequency of future advisory (non-binding) votes on executive compensation. Moreover, because this vote is non-binding, our Board has the discretion to determine the frequency of future advisory votes on executive compensation notwithstanding the results of the vote on this proposal. Abstentions will be counted as present for purposes of determining the presence of a quorum but will not be considered as votes cast for or against this proposal and will therefore have no effect on the outcome of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE OF “THREE YEARS” FOR
PROPOSAL NO. 5.

ADDITIONAL INFORMATION
STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2027 ANNUAL MEETING OF STOCKHOLDERS
Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the Company’s proxy statement for the 2027 Annual Meeting. To be considered for inclusion in next year’s proxy statement, stockholder proposals must be received by our Secretary at our principal executive office, located at 136 Tower Road, Westchester County Airport, White Plains, New York 10604, no later than the close of business on December 31, 2026. Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at an annual meeting outside the processes of Rule 14a-8. To be timely, a stockholder’s notice must be delivered to the Company at 136 Tower Road, Suite 205, Westchester County Airport, White Plains, NY 10604, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or 60 days after such anniversary date, notice by the stockholder to be timely must be so received not later than the later of (x) the close of business on the 90th day before the meeting and (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company. Nominations and proposals also must satisfy other requirements set forth in the Bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures. Assuming the date of the Annual Meeting is not so advanced or delayed, stockholders who wish to make a proposal at the 2027 Annual Meeting must notify us no earlier than February 18, 2027, and no later than March 20, 2027. Such notice must provide the information required by our bylaws with respect to each matter the stockholder proposes to bring before the 2027 Annual Meeting. You are advised to review our bylaws, which describe such information and other requirements about advance notice of stockholder proposals and director nominations. A copy of our current bylaws may be found on the investor relations page of our website at www.skyharbour.group.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than April 19, 2027.
STOCKHOLDERS SHARING THE SAME ADDRESS
If you reside at the same address as one or more of our stockholders, your broker, bank, or other nominee may have sent you a notice explaining that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker, bank, or other nominee. This practice of sending only one copy of proxy materials is known as “householding.” This procedure reduces printing costs and postage fees and helps protect the environment as well. If you received a householding communication, only one copy of our Proxy Materials will be sent to your address, unless contrary instructions were given by any stockholder at that address.
Upon written or oral request, we will promptly deliver a separate copy of the Proxy Materials to any stockholder at a shared address to which a single copy of documents was delivered. If you and another stockholder of record with whom you share an address participate in householding and you wish to receive an individual copy of our Proxy Materials now or discontinue your future participation in householding, please contact Broadridge Financial Solutions, Inc. toll-free at 1-866-540-7095 or by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Any stockholders who share the same address and currently receive multiple copies of our proxy materials who wish to receive only one copy in the future can contact their bank, broker, or other nominee or our investor relations department at the address or telephone number listed above.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters as our Board may recommend.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card in the envelope provided.

By Order of the Board of Directors,

/s/ Gerald Adler
Gerald Adler, Secretary

APPENDIX A

AMENDMENT NO. 1 TO THE
SKY HARBOUR GROUP CORPORATION 2022 INCENTIVE AWARD PLAN
This Amendment No. 1 (“Amendment No. 1”) to the Sky Harbour Group Corporation 2022 Incentive Award Plan (the “Plan”), is made effective as of June , 2026. All capitalized terms not specifically defined in this Amendment No. 1 shall have the meanings ascribed to them in the Plan.
The Plan is hereby amended as follows:
1. The text of Section 3.1(a) of the Plan is hereby amended and restated to read in its entirety as follows:
“(a) Subject to Sections 3.1(b) and 12.2, Awards may be made under the Plan covering an aggregate of 7,662,937 Shares (the “Share Reserve”). The Share Reserve shall also constitute the maximum number of Awards under the Plan that may be granted as Incentive Stock Options. Commencing on January 1, 2023, and on each subsequent anniversary thereof (but not following the Expiration Date), the Share Reserve shall be increased, if and to the extent approved by the Board, by a number of Shares equal to either (i) 0.5% of the Aggregate Fully Diluted Shares as of such date, or (ii) such lesser amount determined by the Board. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock, or Common Stock purchased on the open market. Subject to Section 12.2, each Incentive Equity Unit issued pursuant to an Award shall count as one Share for purposes of calculating the aggregate number of Shares available for issuance under the Plan as set forth in this Section 3.1(a).”
Except to the extent amended hereby, the terms and provisions of the Plan shall remain in full force and effect.
A-1

APPENDIX B

SKY HARBOUR GROUP CORPORATION 2022 INCENTIVE AWARD PLAN
ARTICLE 1.
PURPOSE
The purpose of the Sky Harbour Group Corporation 2022 Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of Sky Harbour Group Corporation, a Delaware corporation (the “Company”) and Sky Harbour LLC (the “Operating Company”) by linking the individual interests of Directors, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company and the Operating Company and their subsidiaries in their ability to motivate, attract, and retain the services of those individuals upon whose judgment, interest, and special effort the successful conduct of the Company’s and the Operating Company’s operation is largely dependent.
ARTICLE 2.
DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
2.1 “Administrator” shall mean the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.
2.2 “Affiliate” shall mean the Operating Company and any other person or entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Company, including any Subsidiary and any Affiliate that is a domestic eligible entity that is disregarded, under Treasury Regulation Section 301-7701-3, as an entity separate from either the Company or any Subsidiary. As used in this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Company, whether through ownership of voting securities, by contract, or otherwise.
2.3 “Aggregate Fully Diluted Shares” means as of any given date, without duplication, and using the treasury stock method (where applicable) (a) the aggregate number of shares of Common Stock that are (i) issued and outstanding as of such date, (ii) issuable upon, or subject to, the settlement of any Awards, any warrants, convertible notes or any other securities and instruments convertible or exchangeable into Common Stock (assuming the conversion or exercise of any such instruments then outstanding, whether or not currently vested, convertible, exchangeable or exercisable, and including all membership interests and units that are or could become convertible or exchangeable for Common Stock pursuant to the Organizational Documents) and (iii) all incentive units outstanding under the Operating Company LLCA as of such date (with an assumed 1:1 exchange for such incentive units for shares of Common Stock).
2.4 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards, or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.
2.5 “Applicable Law” shall mean any applicable law, including, without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
2.6 “Award” shall mean an Option, a Stock Appreciation Right, a Restricted Stock award, a Restricted Stock Unit award, an Incentive Equity Unit award, an Other Stock or Cash-Based Award or a Dividend Equivalent award, which may be awarded or granted under the Plan.
2.7 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract, or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.
2.8 “Board” shall mean the Board of Directors of the Company.

2.9 “Change in Control” shall mean
(a) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person and its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, and excluding the Permitted Holders (as defined in the Operating Company LLCA)) becomes the “beneficial owner” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of shares of Common Stock, Class B Common Stock, and/or any other class or classes of capital stock of the Company (if any) representing in the aggregate more than 50% of the voting power of all of the outstanding shares of capital stock of the Company entitled to vote;
(b) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company, or there is consummated an agreement or series of related agreements for the sale or other disposition, directly or indirectly, by the Company of all or substantially all of the Company’s assets (including a sale of all or substantially all of the assets of the Operating Company); or
(c) there is consummated a merger or consolidation of the Company with any other corporation or entity, and, immediately after the consummation of such merger or consolidation, the voting securities of the Company immediately prior to such merger or consolidation do not continue to represent, or are not converted into, more than 50% of the combined voting power of the then outstanding voting securities of the person resulting from such merger or consolidation or, if the surviving company is a subsidiary, the ultimate parent thereof.
Notwithstanding the foregoing, (i) a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock, Class B Common Stock, and/or any other class or classes of capital stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in and voting control over, and own substantially all of the shares of, an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsections (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) (it being understood that vesting of the Award may accelerate upon a Change in Control, even if payment or settlement of the Award may not accelerate pursuant to this clause (ii)).
The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
2.10 “Class B Common Stock” means the Class B Common Stock, par value $0.0001 per share, of the Company.
2.11 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior, or subsequent to the grant of any Award.
2.12 “Committee” shall mean the Board, or another committee or subcommittee of the Board which may be comprised of one or more Directors and/or executive officers of the Company as appointed by the Board, to the extent permitted in accordance with Applicable Law.
2.13 “Common Stock” shall mean the Class A Common Stock, par value $0.0001 per share, of the Company.
2.14 “Common Units” means Common Units, as defined in the Operating Company LLCA.
2.15 “Company” shall have the meaning set forth in Article 1.

2.16 “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any parent of the Company or Affiliate who qualifies as a consultant or advisor under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.
2.17 “Director” shall mean a member of the Board, as constituted from time to time.
2.18 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.
2.19 “DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.
2.20 “Effective Date” shall mean the date the Plan is adopted by the Board, subject to approval of the Plan by the Company’s stockholders.
2.21 “Eligible Individual” shall mean any person who is an Employee, a Consultant, or a Non-Employee Director, as determined by the Administrator.
2.22 “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any parent of the Company or Affiliate.
2.23 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
2.24 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:
(a) If the Common Stock is (i) listed on any established securities exchange (such as the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market), (ii) listed on any national market system or (iii) quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.
2.25 “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).
2.26 “Holder” shall mean a person who has been granted an Award.
2.27 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.
2.28 “Incentive Equity Unit” shall mean, to the extent authorized by the Operating Company LLCA, a class of limited liability company unit in the Operating Company that is granted pursuant to Section 9.7 hereof and is intended to constitute a “profits interest” within the meaning of the Code.
2.29 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.
2.30 “Operating Company” means shall have the meaning set forth in Article 1.
2.31 “Operating Company LLCA” means the Third Amended and Restated Operating Agreement of the Operating Company, as may be amended and/or restated from time to time.

2.32 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.
2.33 “Option Term” shall have the meaning set forth in Section 5.4.
2.34 “Organizational Documents” shall mean, collectively, (a) the Company’s articles of incorporation, certificate of incorporation, bylaws, or other similar organizational documents relating to the creation and governance of the Company, (b) the Committee’s charter or other similar organizational documentation relating to the creation and governance of the Committee, and (c) the Operating Company LLCA.
2.35 “Other Stock or Cash-Based Award” shall mean a cash payment, cash bonus award, stock payment, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1, which may include, without limitation, deferred stock, deferred stock units, performance awards, retainers, committee fees, and meeting-based fees.
2.36 “Performance Goals” shall mean one or more goals established in writing by the Administrator. The Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, division, business unit, or an individual. The achievement of each Performance Goal shall be determined with reference to Applicable Accounting Standards or any other methodology as determined appropriate by the Administrator.
2.37 “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.
2.38 “Plan” shall have the meaning set forth in Article 1.
2.39 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.
2.40 “Restricted Stock” shall mean Common Stock awarded under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.
2.41 “Restricted Stock Units” shall mean the right to receive Shares awarded under Article 8.
2.42 “Rule 16b-3” means Rule 16b3 of the Exchange Act and any amendments thereto.
2.43 “SAR Term” shall have the meaning set forth in Section 5.4.
2.44 “Section 409A” shall mean Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.
2.45 “Securities Act” shall mean the Securities Act of 1933, as amended.
2.46 “Shares” shall mean shares of Common Stock.
2.47 “Share Reserve” shall have the meaning set forth in Section 3.1.
2.48 “Stock Appreciation Right” shall mean an Award entitling the Holder (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the difference obtained by subtracting (x) the exercise price per share of such Award from (y) the Fair Market Value on the date of exercise of such Award by (ii) the number of Shares with respect to which such Award shall have been exercised, subject to any limitations the Administrator may impose.
2.49 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.50 “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
2.51 “Termination of Service” shall mean the date the Holder ceases to be an Eligible Individual. The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock, or other corporate transaction or event (including, without limitation, a spin-off).
ARTICLE 3.
SHARES SUBJECT TO THE PLAN
3.1 Number of Shares.
(a) Subject to Sections 3.1(b) and 12.2, Awards may be made under the Plan covering an aggregate number of Shares equal to 7% of the Aggregate Fully Diluted Shares as of the Effective Date (the “Share Reserve”). The Share Reserve shall also constitute the maximum number of Awards under the Plan that may be granted as Incentive Stock Options. Commencing on January 1, 2023, and on each subsequent anniversary thereof (but not following the Expiration Date), the Share Reserve shall be increased, if and to the extent approved by the Board, by a number of Shares equal to either (i) 0.5% of the Aggregate Fully Diluted Shares as of such date, or (ii) such lesser amount determined by the Board. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock, or Common Stock purchased on the open market. Subject to Section 12.2, each Incentive Equity Unit issued pursuant to an Award shall count as one Share for purposes of calculating the aggregate number of Shares available for issuance under the Plan as set forth in this Section 3.1(a).
(b) If any Shares are forfeited or expire, or such Award is settled for cash (in whole or in part) (including Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder), the Shares subject to such Award shall, to the extent of such forfeiture, expiration, or cash settlement, again be available for future grants of Awards. Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option and Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award shall also again be available for future grants of Awards. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Share Reserve and shall not be available for future grants of Awards: (i) Shares subject to a Stock Appreciation Right or other stock-settled Award (including Awards that may be settled in cash or stock) that are not issued in connection with the settlement or exercise, as applicable, of the Stock Appreciation Right or other stock-settled Award and (ii) Shares purchased on the open market by the Company with the cash proceeds received from the exercise of Options. Any Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder so that such Shares are returned to the Company shall again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted, or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
(c) Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code, and Shares subject to such Substitute Awards shall not be added to the Shares available for Awards under the Plan as provided in

Section 3.1(b) above. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3.1(b) above); provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.
ARTICLE 4.
GRANTING OF AWARDS
4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual or other person shall have any right to be granted an Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan or any Program shall be construed as mandating that any Eligible Individual or other person shall participate in the Plan.
4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions, and limitations for such Award as determined by the Administrator in its sole discretion (consistent with the requirements of the Plan and any applicable Program). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The Administrator, in its sole discretion, may grant Awards to Eligible Individuals that are based on achievement of one or more Performance Goals or any such other criteria or goals as the Administrator shall establish.
4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
4.4 At-Will Service. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate.
4.5 Foreign Holders. Notwithstanding any provision of the Plan or applicable Program to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3.1; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.

ARTICLE 5.
GRANTING OF OPTIONS AND STOCK APPRECIATION RIGHTS
5.1 Granting of Options and Stock Appreciation Rights to Eligible Individuals. The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan, including any limitations in the Plan that apply to Incentive Stock Options; provided, however that Options and Stock Appreciation Rights may not be granted with respect to stock that is not “service recipient stock” as defined in Treasury Regulation Section 1.409A-1(b)(5)(iii).
5.2 Qualification of Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent corporation or subsidiary corporation thereof (as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted, and the fair market value of stock shall be determined as of the time the respective options were granted. Any interpretations and rules under the Plan with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Holder, or any other person, (a) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (b) for any action or omission by the Company or the Administrator that causes an Option not to qualify as an Incentive Stock Option, including, without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.
5.3 Option and Stock Appreciation Right Exercise Price. The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right, as applicable, is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended, or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended, or renewed for purposes of Section 424(h) of the Code). Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.
5.4 Option and SAR Term. The term of each Option (the “Option Term”) and the term of each Stock Appreciation Right (the “SAR Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term or SAR Term, as applicable, shall not be more than (a) 10 years from the date the Option or Stock Appreciation Right, as applicable, is granted to an Eligible Individual (other than a Greater Than 10% Stockholder), or (b) 5 years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 5.4 and without limiting the Company’s rights under Section 10.7, the Administrator may extend the Option Term of any outstanding Option or the SAR Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder or otherwise, and may amend, subject to Section 10.7 and 12.1, any other term or condition of such Option or Stock Appreciation Right relating to such Termination of Service of the Holder or otherwise.

5.5 Option and SAR Vesting. The period during which the right to exercise, in whole or in part, an Option or Stock Appreciation Right vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement. Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Option or Stock Appreciation Right, (i) no portion of an Option or Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable and (ii) the portion of an Option or Stock Appreciation Right that is unexercisable at a Holder’s Termination of Service shall automatically expire on the date of such Termination of Service.
ARTICLE 6.
EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS
6.1 Exercise and Payment. An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, unless the Administrator otherwise determines, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional Shares, and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 6 shall be in cash, Shares (based on their Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.
6.2 Manner of Exercise. Except as set forth in Section 6.3, all or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock plan administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:
(a) A written notice of exercise in a form the Administrator approves (which may be electronic) complying with the applicable rules established by the Administrator. The notice shall be signed or otherwise acknowledged electronically by the Holder or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof;
(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law;
(c) In the event that the Option shall be exercised pursuant to Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and
(d) Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Option or Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Sections 10.1 and 10.2.
6.3 Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition or other transfer (other than in connection with a Change in Control) of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the date of transfer of such Shares to such Holder. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness, or other consideration, by the Holder in such disposition or other transfer.
ARTICLE 7.
AWARD OF RESTRICTED STOCK
7.1 Award of Restricted Stock. The Administrator is authorized to grant Restricted Stock, or the right to purchase Restricted Stock, to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.

7.2 Rights as Stockholders. Subject to Section 7.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all of the rights of a stockholder with respect to said Shares, subject to the restrictions in the Plan, any applicable Program and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Restricted Stock are granted becomes the record holder of such Restricted Stock; provided, however, that, in the sole discretion of the Administrator, any extraordinary dividends or distributions with respect to the Shares may be subject to the restrictions set forth in Section 7.3. Notwithstanding anything to the contrary herein, with respect to any award of Restricted Stock, dividends which are paid to holders of Common Stock prior to vesting shall only be paid out to the Holder holding such Restricted Stock to the extent that the vesting conditions are subsequently satisfied. All such dividend payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the dividend payment becomes non-forfeitable.
7.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits, or any other form of recapitalization) and any property or cash transferred to Holders in connection with an extraordinary dividend or distribution shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement.
7.4 Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration on the date of such Termination of Service. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement.
7.5 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.
ARTICLE 8.
AWARD OF RESTRICTED STOCK UNITS
8.1 Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. A Holder will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.
8.2 Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Affiliate, one or more Performance Goals, or other specific criteria.
8.3 Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, and subject to compliance with Section 409A, in no event shall the maturity date applicable to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of the calendar year in which the applicable portion of the Restricted Stock Unit vests; and (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, in accordance with the applicable Award Agreement and subject to Section 10.4(f), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

ARTICLE 9.
AWARD OF OTHER STOCK OR CASH-BASED AWARDS, DIVIDEND
EQUIVALENTS AND INCENTIVE EQUITY UNITS
9.1 Other Stock or Cash-Based Awards. The Administrator is authorized to grant Other Stock or Cash-Based Awards, including awards entitling a Holder to receive Shares or cash to be delivered immediately or in the future, to any Eligible Individual. Subject to the provisions of the Plan and any applicable Program, the Administrator shall determine the terms and conditions of each Other Stock or Cash-Based Award, including the term of the Award, any exercise or purchase price and Performance Goals, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement. Other Stock or Cash-Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an Eligible Individual is otherwise entitled.
9.2 Dividend Equivalents. Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Holder and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. Notwithstanding the foregoing, Dividend Equivalents with respect to an Award shall only be paid to the Holder to the extent that the vesting conditions are subsequently satisfied. All such Dividend Equivalents will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes non-forfeitable, unless determined otherwise by the Administrator.
9.3 Incentive Equity Units. The Administrator is authorized to grant Incentive Equity Units (if authorized under the Operating Company LLCA) in such amount and subject to such terms and conditions as may be determined by the Administrator; provided, however, that Incentive Equity Units may only be issued to a Holder for the performance of services to or for the benefit of the Operating Company (a) in the Holder’s capacity as a member of the Operating Company, (b) in anticipation of the Holder becoming a member of the Operating Company, or (c) as otherwise determined by the Administrator, provided that if and to the extent that the Incentive Equity Units are intended to constitute “profits interests” within the meaning of the Code, including, to the extent applicable, Revenue Procedure 93-27, 1993-2 C.B. 343 and Revenue Procedure 2001-43, 2001-2 C.B. 191, such Incentive Equity Units shall be granted, administered and interpreted in all respects in accordance with the requirements thereof. The Administrator shall specify the conditions and dates upon which the Incentive Equity Units shall vest and become nonforfeitable. Incentive Equity Units shall be subject to the terms and conditions of the Operating Company LLCA and such other restrictions, including restrictions on transferability, as the Administrator may impose. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.
ARTICLE 10.
ADDITIONAL TERMS OF AWARDS
10.1 Payment. The Administrator shall determine the method or methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash, wire transfer of immediately available funds or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such minimum period of time as may be established by the Administrator, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, (d) other form of legal consideration acceptable to the Administrator in its sole discretion, or (e) any combination of the above permitted forms of payment. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

10.2 Tax Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan or any Award. The Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, or in satisfaction of such additional withholding obligations as a Holder may have elected, allow a Holder to satisfy such obligations by any payment means described in Section 10.1 hereof, including without limitation, by allowing such Holder to elect to have the Company or any Affiliate withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares that may be so withheld or surrendered shall be limited to the number of Shares that have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates in such Holder’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.
10.3 Transferability of Awards.
(a) Except as otherwise provided in Sections 10.3(b) and 10.3(c):
(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than (A) by will or the laws of descent and distribution or (B) subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;
(ii) No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 10.3(a)(i); and
(iii) During the lifetime of the Holder, only the Holder may exercise any exercisable portion of an Award granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then-applicable laws of descent and distribution.
(b) Notwithstanding Section 10.3(a), the Administrator, in its sole discretion, may determine to permit a Holder or a Permitted Transferee of such Holder to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Holder, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Holder or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Holder); (iii) any transfer of an Award to a Permitted Transferee shall be without consideration, except as required by applicable law; (iv) the Holder (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer; and (v) the transfer of an Award to a Permitted Transferee shall be without consideration. In addition, and further notwithstanding Section 10.3(a), hereof, the Administrator, in its sole discretion, may determine to permit a Holder to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Holder is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.
(c) Notwithstanding Section 10.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder and any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Holder’s death.
10.4 Conditions to Issuance of Shares.
(a) The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Holder make such reasonable covenants, agreements, and representations as the Administrator, in its sole discretion, deems advisable in order to comply with Applicable Law.
(b) All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).
(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution, or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.
(d) Unless the Administrator otherwise determines, no fractional Shares shall be issued, and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.
(e) The Company, in its sole discretion, may (i) retain physical possession of any stock certificate evidencing Shares until any restrictions thereon shall have lapsed and/or (ii) require that the stock certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Shares.
(f) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
10.5 Forfeiture and Claw-Back Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award and any payments of a portion of an incentive-based bonus pool allocated to a Holder) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and

Consumer Protection Act (and any rules or regulations promulgated thereunder) or any other Applicable Law, whether or not such claw-back policy was in place at the time of grant of an Award, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.
10.6 Repricing. Subject to Section 12.2, the Administrator may not, without the approval of the stockholders of the Company, (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per Share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per Share exceeds the Fair Market Value of the underlying Shares. Furthermore, for purposes of this Section 10.6, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per Share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per Share that is less than the exercise price per Share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company.
10.7 Amendment of Awards. Subject to Applicable Law and Section 10.6, the Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type and changing the date of exercise or settlement. The Holder’s consent to such action shall be required unless (a) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Holder, or (b) the change is otherwise permitted under the Plan (including, without limitation, under Section 12.2 or 12.10).
10.8 Lock-Up Period. The Company may, in connection with registering the offering of any Company securities under the Securities Act, prohibit Holders from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter. In order to enforce the foregoing, the Company shall have the right to place restrictive legends on the certificates of any securities of the Company held by the Holder and to impose stop transfer instructions with the Company’s transfer agent with respect to any securities of the Company held by the Holder until the end of such period.
10.9 Data Privacy. As a condition of receipt of any Award, each Holder explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 10.9 by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing the Holder’s participation in the Plan. The Company and its Affiliates may hold certain personal information about a Holder, including but not limited to, the Holder’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its Affiliates, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). The Company and its Affiliates may transfer the Data amongst themselves as necessary for the purpose of implementation, administration, and management of a Holder’s participation in the Plan, and the Company and its Affiliates may each further transfer the Data to any third parties assisting the Company and its Affiliates in the implementation, administration, and management of the Plan. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of an Award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Holder’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Affiliates or the Holder may elect to deposit any Shares. The Data related to a Holder will be held only as long as is necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data held by the Company with respect to such Holder, request additional information about the storage and processing of the Data with respect to such Holder, recommend any necessary corrections to the Data with respect to the Holder or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Holder’s ability to participate in the Plan, and, in the Administrator’s discretion, the Holder may forfeit any outstanding Awards if the Holder refuses or withdraws his or her consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Holders may contact their local human resources representative.

ARTICLE 11.
ADMINISTRATION
11.1 Administrator. The Committee shall administer the Plan (except as otherwise permitted herein). To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or the Organizational Documents. Except as may otherwise be provided in the Organizational Documents or as otherwise required by Applicable Law, (a) appointment of Committee members shall be effective upon acceptance of appointment, (b) Committee members may resign at any time by delivering written or electronic notice to the Board, and (c) vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, (A) shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the term “Administrator” as used in the Plan shall be deemed to refer to the Board, and (B) may re-vest in itself at any time any authority of the Committee hereunder, and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.6.
11.2 Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan, all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend the Plan or any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not materially and adversely affected by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 10.7 or Section 12.10. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee in its capacity as the Administrator under the Plan except with respect to matters which under Rule 16b-3 or any successor rule, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.
11.3 Action by the Administrator. Unless otherwise established by the Board, set forth in any Organizational Documents or as required by Applicable Law, a majority of the Administrator shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. Neither the Administrator nor any member or delegate thereof shall have any liability to any person (including any Holder) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award.
11.4 Authority of Administrator. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority, and sole discretion to:
(a) Designate Eligible Individuals to receive Awards;
(b) Determine the type or types of Awards to be granted to each Eligible Individual (including, without limitation, any Awards granted in tandem with another Award granted pursuant to the Plan);
(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;
(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Goals, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and claw-back and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;
(e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;
(g) Decide all other matters that must be determined in connection with an Award;
(h) Establish, adopt, or revise any Programs, rules, and regulations as it may deem necessary or advisable to administer the Plan;
(i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement, resolve any ambiguities under the Plan or any Award, and supply any omissions; and
(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.
11.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program or any Award Agreement, and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all persons.
11.6 Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more Directors or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under any Organizational Documents and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.
11.7 Acceleration. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to accelerate, wholly or partially, the vesting or lapse of restrictions (and, if applicable, the Company shall cease to have a right of repurchase) of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 12.2.
ARTICLE 12.
MISCELLANEOUS PROVISIONS
12.1 Amendment, Suspension, or Termination of the Plan.
(a) Except as otherwise provided in Section 12.1(b), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, except as provided in Section 10.7 and Section 12.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.
(b) Notwithstanding Section 12.1(a), the Board may not, except as provided in Section 12.2, take any of the following actions without approval of the Company’s stockholders given within 12 months before or after such action: (i) increase the limit imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan, (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 10.6, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 10.6.
(c) No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan after the tenth anniversary of the earlier of (i) the date on which the Plan was adopted by the Board and (ii) the date the Plan was approved by the Company’s stockholders (such anniversary, the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan, the applicable Program, and the applicable Award Agreement.
12.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.
(a) In the event of (i) any equity distribution, extraordinary dividend or other distribution (whether in the form of securities or other property), recapitalization, division of Shares or Common Units, Share or unit split, reverse Share or unit split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Shares or Common Units or other securities of the Company or an Affiliate, as applicable, issuance of warrants or other rights to acquire Shares or Common Units or other securities of the Company or an Affiliate, as applicable, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Shares or Common Units, or (ii) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company or an Affiliate, or the financial statements of the Company or an Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Administrator in its sole discretion to be necessary or appropriate, then the Administrator shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:
(i) Adjusting any or all of (A) the number of Shares or other securities of the Company or an Affiliate (or the number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 3 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Shares or other securities of the Company or an Affiliate (or the number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the exercise price with respect to any Award or (3) any applicable performance measures;
(ii) Providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards, or providing for a period of time for exercise prior to the occurrence of such event; and
(iii) Cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Administrator (which, if applicable, may be based upon the price per Share received or to be received by other holders of the Shares or same class or series of securities as the securities subject to the Award in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Administrator) of the Shares subject to such Option or SAR over the aggregate exercise price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having an exercise price equal to, or in excess of, the Fair Market Value of a Share subject thereto may be canceled and terminated without any payment or consideration therefor).
For the avoidance of doubt, in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standard Codification (ASC) Section 718, Compensation - Stock Compensation (FASB ASC 718)), the Administrator shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustments under this Section 12.2(a) shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3, to the extent applicable. The Administrator or its designee shall give each Holder notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

(b) Except to the extent otherwise provided in an Award Agreement, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, the Administrator may provide in its sole discretion that, with respect to all or any portion of a particular outstanding Award or Awards:
(i) To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Holder’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Holder’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;
(ii) To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
(iii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;
(iv) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article III on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price or applicable performance goals), and the criteria included in, outstanding Awards;
(v) To replace such Award with other rights or property selected by the Administrator; and/or
(vi) To provide that the Award will terminate for no consideration and cannot vest, be exercised, or become payable after the applicable event.
Notwithstanding the foregoing, in the event of a Change in Control: (x) all Performance Goals applicable to an Award shall be deemed satisfied at the greater of target or actual performance at the time of such Change in Control and (y) any unvested Award that is not assumed or substituted under the immediately preceding clause (iii) shall automatically vest and, to the extent applicable, be exercisable as to all Shares covered thereby.
To the extent practicable, any actions taken by the Administrator under the immediately preceding clauses (i) through (vi) shall occur in a manner and at a time which allows affected Holders the ability to participate in the Change in Control transaction with respect to the Shares subject to their Awards.
12.3 Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within 12 months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse, and no Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the Company’s stockholders; and provided, further, that if such approval has not been obtained at the end of said 12 month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.
12.4 No Stockholders’ Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.
12.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting, or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting, or exercise of Awards by a Holder may be permitted through the use of such an automated system.
12.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including, without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation, or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm, or association.
12.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and Incentive Equity Units and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. Notwithstanding anything to the contrary herein, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.
12.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.
12.9 Governing Law. The Plan and any Programs and Award Agreements hereunder shall be administered, interpreted, and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.
12.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Plan, the Program pursuant to which such Award is granted,and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. In that regard, to the extent any Award under the Plan or any other compensatory plan or arrangement of the Company or any of its Affiliates is subject to Section 409A, and such Award or other amount is payable on account of a Holder’s Termination of Service (or any similarly defined term), then (a) such Award or amount shall only be paid to the extent such Termination of Service qualifies as a “separation from service” as defined in Section 409A (and for clarity, the foregoing shall apply to any Award or other amount that is payable on account of a Holder’s Termination of Service (or similarly defined term) and which relies on an exemption from Section 409A linked to a “separation from service”), and (b) if such Award or amount is payable to a “specified employee” as defined in Section 409A then to the extent required in order to avoid a prohibited distribution under Section 409A, such Award or other compensatory payment shall not be payable prior to the earlier of (i) the expiration of the six-month period measured from the date of the Holder’s Termination of Service, or (ii) the date of the Holder’s death. To the extent applicable, the Plan, the Program, and any Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may (but is not obligated to), without a Holder’s consent, adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 12.10 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Holder or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

12.11 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.
12.12 Indemnification. To the extent permitted under Applicable Law and the Organizational Documents, each member of the Administrator (and each delegate thereof pursuant to Section 11.6) shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan or any Award Agreement and against and from any and all amounts paid by him or her, with the Board’s approval, in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf and, once the Company gives notice of its intent to assume such defense, the Company shall have sole control over such defense with counsel of the Company’s choosing. The foregoing right of indemnification shall not be available to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of the person seeking indemnity giving rise to the indemnification claim resulted from such person’s bad faith, fraud, or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Organizational Documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
12.13 Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
12.14 Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

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VIEW MATERIALS & VOTE

VOTE BY INTERNET
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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V85519-P47143

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SKY HARBOUR GROUP CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN ITEM 1 BELOW AND "FOR" THE PROPOSALS SET FORTH IN ITEM 2, ITEM 3 AND ITEM 4 BELOW AND "3 YEARS" ON ITEM 5 BELOW.

Nominees:	**For**	**Against**	**Withhold**
1a. Jody Gessow	☐	☐	☐
1b. Tal Keinan	☐	☐	☐
1c. Lysa Leiponis	☐	☐	☐
1d. Alethia Nancoo	☐	☐	☐
1e. Jordan Moelis	☐	☐	☐
1f. Alex B. Rozek	☐	☐	☐
1g. Nick Wellmon	☐	☐	☐

	1 Year	**2 Years**	**3 Years**	**Abstain**
5. To approve, on a non-binding advisory basis, the frequency of holding an advisory vote to approve the compensation of our named executive officers.	☐	☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR each of the nominees in Item 1, FOR Items 2, 3 and 4 and 3 YEARS on Item 5. If any other matters come before the meeting, this proxy shall be voted as the persons named as proxies may determine in their discretion.

Please sign your name exactly as it appears herein. When signing as attorney, executor, administrator, trustee, or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K, Notice and Proxy Statement are available at www.proxyvote.com.

V85520-P47143

SKY HARBOUR GROUP CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

JUNE 18, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Tal Keinan and Francisco Gonzalez, and each of them, as proxies for the undersigned, each with the power to act without the other and with the power to appoint his substitute, and hereby authorizes them to attend the Annual Meeting of Stockholders of Sky Harbour Group Corporation, a Delaware corporation (the "Company"), on June 18, 2026, at 10:30 AM Eastern Time to be held at Conference Room 2, Terminal M, 136 Tower Road, Westchester County Airport, White Plains, NY 10604, and at any adjournments or postponements thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and to otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

(TO BE SIGNED ON REVERSE SIDE)